 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 29, 1996

                                                       REGISTRATION NO. 33-57320

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                      POST-EFFECTIVE AMENDMENT NO. 4
                                       To

                                    FORM S-6
                            REGISTRATION STATEMENT
                                    Under
                          THE SECURITIES ACT OF 1933

                                ----------------
                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                             (Exact name of trust)
                      METROPOLITAN LIFE INSURANCE COMPANY
                              (Name of depositor)
                   1 MADISON AVENUE, NEW YORK, NEW YORK 10010
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                                ----------------

                           RICHARD M. BLACKWELL, ESQ.
                   SENIOR VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY
                                1 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

                                ----------------

                                   COPIES TO:
                              GARY O. COHEN, ESQ.
                                     AND
                           THOMAS C. LAUERMAN, ESQ.
                        FREEDMAN, LEVY, KROLL & SIMONDS
                         1050 CONNECTICUT AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                                ----------------

  It is proposed that the filing will become effective (check appropriate box)

    [_]immediately upon filing pursuant to paragraph (b)

    [_]on (date), pursuant to paragraph (b)

    [_]60 days after filing pursuant to paragraph (a)

    [X]on May 1, 1996 pursuant to paragraph (a) of Rule 485

                                ----------------

  This filing is made pursuant to Rule 6c-3 and 6e-3(T) under the Investment Company Act of 1940 to register interests in Metropolitan Life Separate Account UL which funds certain flexible premium variable and multifunded life insurance policies.
  Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940 with respect to the policy described in the Prospectus.

  Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities pursuant to a declaration set out in the Form S-6 Registration Statement contained in File No. 33-32813. THE REGISTRANT'S RULE 24F-2 NOTICE WAS FILED WITH THE COMMISSION ON FEBRUARY 29, 1996.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                      METROPOLITAN LIFE INSURANCE COMPANY

                             CROSS-REFERENCE TABLE

 ITEMS OF
FORM N-8B-2                                         CAPTIONS IN PROSPECTUS
-----------                                         ----------------------
   1...........................  Cover Page
   2...........................  SUMMARY--Who is the Issuer of the Policies?
   3...........................  Inapplicable
   4...........................  SALES AND ADMINISTRATION OF THE POLICIES; SUMMARY--Who is
                                  the Issuer of the Policies?
   5,6,7.......................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--The Separate
                                  Account; STATE REGULATION
   8...........................  FINANCIAL STATEMENTS
   9...........................  Inapplicable
  10...........................  OTHER POLICY PROVISIONS--Owner; Beneficiary; Collateral
                                  Assignment
  10(c), 10(d).................  DEFINITIONS--Valuation Date; SUMMARY--May the Policy be
                                  Surrendered or the Cash Value Partially Withdrawn; Is There
                                  a "Free Look" Period?; POLICY BENEFITS--Benefit at Final
                                  Date; POLICY RIGHTS--Surrender and Withdrawal Privileges;
                                  Exchange Privilege; PAYMENT AND ALLOCATION OF PREMIUMS--
                                  Allocation of Premiums and Cash Value, Cash Value
                                  Transfers; THE FIXED ACCOUNT--Transfers, Withdrawals,
                                  Surrenders, and Policy Loans; OTHER POLICY PROVISIONS--
                                  Payment and Deferment
  10(e)........................  PAYMENT AND ALLOCATION OF PREMIUMS--Policy Termination and
                                  Reinstatement
  10(f)........................  VOTING RIGHTS
  10(g)(1)-(3), 10(h)(1)-(3)...  RIGHTS RESERVED BY METROPOLITAN LIFE
  10(g)(4), 10(h)(4)...........  Inapplicable
  10(i)........................  POLICY BENEFITS--Death Benefits; Death Benefit Options; Cash
                                  Value; Optional Income Plans; Optional Insurance Benefits;
                                  PAYMENT AND ALLOCATION OF PREMIUMS--Issuance of a Policy;
                                  Premiums; Allocation of Premiums and Cash Value; Policy
                                  Termination and Reinstatement
  11...........................  SUMMARY--What are Separate Account UL, the Fixed Account and
                                  the Metropolitan Series Fund? SEPARATE ACCOUNT AND
                                  METROPOLITAN SERIES FUND--Metropolitan Series Fund
  12(a)........................  Cover Page
  12(b), 12(e).................  Inapplicable
  12(c), 12(d).................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Metropolitan
                                  Series Fund
  13(a), 13(b), 13(c), 13(d)...  SUMMARY--What are Separate Account UL, the Fixed Account and
                                  Metropolitan Series Fund?; What Charges are Assessed in
                                  Connection with the Policy? CHARGES AND DEDUCTIONS;
                                  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--The Separate
                                  Account; POLICY BENEFITS--Death Benefit Increases

 ITEMS OF
FORM N-8B-
    2                                               CAPTIONS IN PROSPECTUS
----------                                          ----------------------
  13(e)........................  SALES AND ADMINISTRATION OF THE POLICIES
  13(f), 13(g).................  Inapplicable
  14...........................  PAYMENT AND ALLOCATION OF PREMIUMS--Issuance of a Policy;
                                  SALES AND ADMINISTRATION OF THE POLICIES
  15...........................  PAYMENT AND ALLOCATION OF PREMIUMS
  16...........................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Metropolitan
                                  Series Fund
                                 Captions referenced under Items 10(c), 10(d), 10(e) and
  17(a), 17(b).................   10(i) above
  17(c)........................  Inapplicable
  18(a), 18(c).................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND
  18(b), 18(d).................  Inapplicable
  19...........................  SALES AND ADMINISTRATION OF THE POLICIES; VOTING RIGHTS;
                                  REPORTS
  20(a), 20(b).................  RIGHTS RESERVED BY METROPOLITAN LIFE; SEPARATE ACCOUNT AND
                                  METROPOLITAN SERIES FUND--The Separate Account
  20(c), 20(d), 20(e), 20(f)...  Inapplicable
  21(a), 21(b).................  POLICY RIGHTS--Loan Privileges; OTHER POLICY PROVISIONS--
                                  Payment and Deferment
  21(c), 22....................  Inapplicable
  23...........................  SALES AND ADMINISTRATION OF THE POLICIES
  24...........................  OTHER POLICY PROVISIONS
  25...........................  SUMMARY--Who is the Issuer of the Policies?
  26...........................  CHARGES AND DEDUCTIONS-Other Charges
  27...........................  SUMMARY--Who is the Issuer of the Policies?
  28...........................  MANAGEMENT
  29...........................  Inapplicable
  30, 31, 32, 33, 34...........  Inapplicable
  35...........................  STATE REGULATION
  36, 37.......................  Inapplicable
  38...........................  SALES AND ADMINISTRATION OF THE POLICIES; DISTRIBUTION OF
                                  THE POLICIES
  39...........................  SUMMARY--Who is the Issuer of the Policies?; SALES AND
                                  ADMINISTRATION OF THE POLICIES; DISTRIBUTION OF THE
                                  POLICIES
  40(a)........................  Inapplicable
  40(b)........................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Metropolitan
                                  Series Fund; CHARGES AND DEDUCTIONS--Other Charges
  41(a)........................  SUMMARY--Who is the Issuer of the Policies?; SALES AND
                                  ADMINISTRATION OF THE POLICIES

 ITEMS OF
FORM N-8B-
    2                                               CAPTIONS IN PROSPECTUS
----------                                          ----------------------
  41(b), 41(c), 42, 43.........  Inapplicable
  44(a)........................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--Metropolitan
                                  Series Fund; POLICY BENEFITS--Cash Value
  44(b)........................  Inapplicable
  44(c)........................  CHARGES AND DEDUCTIONS--Monthly Deduction From Cash Value
  45...........................  Inapplicable
  46...........................  Captions referenced under Item 44 above
  47...........................  Captions referenced under Items 10(c) and 16 above
  48, 49.......................  Inapplicable
  50...........................  SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND--The Separate
                                  Account
  51(a), 51(b).................  SUMMARY--Who is the Issuer of the Policies?; Cover Page;
                                  POLICY BENEFITS--Optional Insurance Benefits; POLICY
                                  RIGHTS--Exchange Privileges
  51(c), 51(d), 51(e)..........  Captions referenced under Item 10(i) above
  51(f)........................  PAYMENT AND ALLOCATION OF PREMIUMS--Policy Termination and
                                  Reinstatement
  51(g)........................  Captions referenced under Items 10(i) and 13 above
  51(h), 51(j).................  Inapplicable
  51(i)........................  DISTRIBUTION OF THE POLICIES
  52(a), 52(c).................  RIGHTS RESERVED BY METROPOLITAN LIFE
  52(b), 52(d).................  Inapplicable
  53(a)........................  FEDERAL TAX MATTERS
  53(b), 54 through 58.........  Inapplicable
  59...........................  FINANCIAL STATEMENTS

                                  METFLEX

                         FLEXIBLE PREMIUM VARIABLE LIFE

                                PROSPECTUSES FOR

          . FLEXIBLE PREMIUM VARIABLE LIFE

             INSURANCE POLICIES

                                   ISSUED BY

             METROPOLITAN LIFE INSURANCE COMPANY

          . METROPOLITAN SERIES FUND, INC.

                               MAY 1, 1996

                                  PROSPECTUS
                                      for
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
               (Minimum Initial Specified Face Amount $100,000)
                                   Issued by
                      METROPOLITAN LIFE INSURANCE COMPANY

  The individual flexible premium variable life insurance policies ("Policies") offered by this Prospectus are issued by Metropolitan Life Insurance Company ("Metropolitan Life") and are designed to provide lifetime insurance coverage on the insureds named in the Policies, as well as maximum flexibility in connection with premium payments and death benefits. This flexibility allows an owner of a Policy to provide for changing insurance needs within the confines of a single insurance policy.

  The Policies are sold to employers, employer sponsored plans, or other organizations or individuals associated with such employers or other organizations and involve employer or organization ownership or sponsorship. The Policies may be used for financing non-qualified deferred compensation plans, other post-employment benefits, certain employer sponsored payroll deduction programs or for other purposes.

  Each Policy provides for a death benefit payable at the insured's death as long as the Policy is still in effect. The Policy owner may choose either Death Benefit Option A (the death benefit is fixed in amount), Death Benefit Option B (the death benefit includes the Policy's cash value in addition to a fixed insurance amount) or Death Benefit Option C (the death benefit includes the amount of Policy premiums paid that exceeds withdrawals made, in addition to a fixed insurance amount). If greater than the death benefit otherwise payable under Option A, B or C, a minimum death benefit equivalent to a percentage of the cash value will be paid.

  The premiums paid, less premium expense charges, will be allocated at the owner's discretion among one or more investment divisions of Metropolitan Life Separate Account UL ("Separate Account") and/or a fixed interest account ("Fixed Account") within the General Account of Metropolitan Life. The assets in each investment division are invested in shares of a corresponding portfolio of the Metropolitan Series Fund, Inc. ("Fund"). The accompanying prospectus for the Fund describes the investment objectives and certain attendant risks of the seven currently available portfolios of the Fund:
Growth Portfolio, Income Portfolio, Money Market Portfolio, Diversified Portfolio, International Stock Portfolio, Aggressive Growth Portfolio and Stock Index Portfolio.

  The Policy's cash value will vary with the investment experience of the Separate Account investment divisions to which amounts are allocated and the fixed rates of interest earned by allocations to the General Account. The cash value will also be adjusted for other factors, including the amount of charges imposed and the premium payments made.

  The Policy owner may withdraw or borrow a portion of the Policy's cash surrender value, or the Policy may be fully surrendered, at any time, subject to certain limitations.

  The Policy owner has the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions.

  Metropolitan Life is the investment manager of the Fund and the distributor of its shares. Metropolitan Life also distributes and administers the Policies. State Street Research & Management Company ("State Street Research") is the sub-investment manager with respect to the Growth, Income, Diversified and Aggressive Growth Portfolios of the Fund. State Street Research is a wholly-owned subsidiary of Metropolitan Life. GFM International Investors Limited ("GFM") is the sub-investment manager with respect to the International Stock Portfolio of the Fund. GFM is a subsidiary of Metropolitan Life.

  As in the case of other life insurance policies, it may not be advantageous to purchase flexible premium variable life insurance as a replacement for an existing life insurance policy or in addition to an existing flexible premium variable life insurance policy.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION
  OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN SERIES FUND, INC., WHICH CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

1 Madison Avenue, New York, New York 10010             Telephone (908) 602-6400

                               TABLE OF CONTENTS

                                             PAGE
                                             ----
DEFINITIONS.................................   3
SUMMARY.....................................   5
 Who is the Issuer of the Policies?.........   5
 What are Separate Account UL, the Fixed Ac-
  count and the Metropolitan Series Fund?...   5
 What Death Benefits are Available under the
  Policy?...................................   5
 What is the Policy's Cash Value?...........   6
 What Flexibility Does a Policy Owner have
  to Adjust the Amount of the Death Bene-
  fit?......................................   6
 What Flexibility Does a Policy Owner have
  in Connection with Premium Payments?......   6
 How Long Will the Policy Remain in Force?..   6
 How are Net Premiums Allocated?............   6
 May the Policy be Surrendered or the Cash
  Value Partially Withdrawn?................   7
 Is There a "Free Look" Period?.............   7
 What is the Loan Privilege?................   7
 What Charges are Assessed in Connection
  with the Policy?..........................   8
 What is the Tax Treatment of Cash Value?...   8
 Is the Beneficiary Subject to Federal In-
  come Tax on the Death Benefit?............   9
 Is the Death Benefit or the Cash Value Sub-
  ject to Federal Estate Tax?...............   9
 When are Premium Payments, Policy Owner Re-
  quests and Other Communications Deemed to
  be Received?..............................   9
SEPARATE ACCOUNT AND METROPOLITAN
 SERIES FUND................................   9
 The Separate Account.......................   9
 Metropolitan Series Fund...................  10
POLICY BENEFITS.............................  11
 Death Benefits.............................  11
 Death Benefit Options......................  11
 Cash Value.................................  16
 Benefit at Final Date......................  26
 Optional Income Plans......................  26
 Optional Insurance Benefits................  26
PAYMENT AND ALLOCATION OF PREMIUMS..........  26
 Issuance of a Policy.......................  26
 Premiums...................................  27

                                             PAGE
                                             ----
 Allocation of Premiums and Cash Value......  28
 Policy Termination and Reinstatement.......  29
CHARGES AND DEDUCTIONS......................  29
 Premium Expense Charges....................  29
 Transfer Charge............................  30
 Monthly Deduction From Cash Value..........  30
 Variations in Charges......................  32
 Charges Against the Separate Account.......  32
 Guarantee of Certain Charges...............  32
 Other Charges..............................  32
ILLUSTRATIONS OF DEATH BENEFITS AND CASH
 VALUES AND ACCUMULATED
 PREMIUMS...................................  32
POLICY RIGHTS...............................  46
 Loan Privileges............................  46
 Surrender and Withdrawal Privileges........  47
 Exchange Privilege.........................  48
THE FIXED ACCOUNT...........................  48
 General Description........................  48
 Fixed Account Benefits.....................  49
 Fixed Account Cash Value...................  49
 Transfers, Withdrawals, Surrenders and Pol-
  icy Loans.................................  49
RIGHTS RESERVED BY METROPOLITAN LIFE........  50
OTHER POLICY PROVISIONS.....................  50
SALES AND ADMINISTRATION OF THE POLICIES....  51
DISTRIBUTION OF THE POLICIES................  52
FEDERAL TAX MATTERS.........................  52
 Taxation of the Policy.....................  52
 Taxation of Metropolitan Life..............  54
MANAGEMENT..................................  55
VOTING RIGHTS...............................  58
 Right to Instruct Voting of Fund Shares....  58
 Disregard of Voting Instructions...........  58
REPORTS.....................................  58
STATE REGULATION............................  59
REGISTRATION STATEMENT......................  59
LEGAL MATTERS...............................  59
EXPERTS.....................................  59
FINANCIAL STATEMENTS........................  59
APPENDIX TO PROSPECTUS......................  60

  THE POLICY IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. METROPOLITAN LIFE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY METROPOLITAN LIFE.

                                  DEFINITIONS

  Age--The age in full years of the insured at issue of the Policy, plus the number of full Policy years completed since issue. A full Policy year is completed upon the commencement of the next succeeding Policy year.

  Beneficiary--The beneficiary is the entity or entities and/or person or persons designated by the owner of the Policy to receive the insurance proceeds upon the death of the insured.

  Cash Surrender Value--The cash value less any indebtedness.

  Cash Value--The sum of the Policy cash values in the Fixed Account, the investment divisions of the Separate Account and the Policy Loan Account.

  Date of Policy--The date set forth in the Policy that is used to determine Policy years and Policy months from issue. Policy anniversaries are measured from the Date of Policy.

  Delivery Receipt--The document signed by the Policy owner and sent to Metropolitan Life at its Designated Office which acknowledges receipt by the Policy owner of the Policy.

  Designated Office--The home office of Metropolitan Life at 1 Madison Avenue, New York, New York 10010, to which all Policy owner communications are to be sent. Metropolitan Life may, by written notice, name other locations within the United States to serve as designated offices, in place of or in addition to the home office.

  Final Date--The Policy anniversary on which the insured is age 95. In states where permitted, the Policy owner may elect to continue the Policy after the Final Date.

  Fixed Account--An account which is part of the General Account and to which Metropolitan Life will allocate net premiums as directed by the owner of a Policy and credit certain fixed rates of interest.

  General Account--The assets of Metropolitan Life other than those allocated to the Separate Account or any other legally segregated separate account.

  Group--An employer, employer sponsored plan or other organization.

  Guideline Annual Premium--The level annual amount of premium that would be payable through the Final Date of a Policy for the specified face amount of the Policy if premiums were fixed by Metropolitan Life as to both timing and amount and were based on 1980 Commissioners Standard Ordinary Mortality Tables, net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders.

  Indebtedness--The total of any unpaid Policy loan and loan interest.

  Insured--The person upon whose life the Policy is issued.

  Investment Start Date--The date the first premium is applied to the Fixed Account and/or the Separate Account. It is the later of (1) the Date of Policy and (2) the date the first premium for a Policy is received at the Designated Office.

  Investment Division--A subdivision of the Separate Account. The assets in each investment division are invested exclusively in the shares of a specified portfolio.

  Large Group--A group that has a large number of individuals associated with it as determined by Metropolitan Life.

  Loan Value--The maximum amount that may be borrowed under the Policy. The loan value equals the Policy's cash surrender value less two monthly deductions, or, if greater, 75% (90% in Virginia and Maryland) of the cash surrender value (or, in Texas, the Policy's cash surrender value less two monthly deductions or 100% of the cash surrender value in the Fixed Account and 75% of the cash surrender value in the Separate Account, if greater).

  Minimum Initial Specified Face Amount--The minimum specified face amount of insurance for which a Policy may be issued. Currently, the amount is $100,000.

  Monthly Anniversary--The same date in each month as the Date of Policy. For purposes of the Separate Account, whenever the monthly anniversary date falls on a date other than a valuation date, the next valuation date will be deemed to be the monthly anniversary.

  Monthly Deduction--Charges deducted monthly from the cash value of a Policy and which include the monthly cost of term insurance, the monthly cost of any benefits provided by riders (excluding the interim term insurance benefit rider), and the monthly mortality and expense risk charge and any underwriting expense charge.

  Planned Periodic Premium--The Policy owner's self-determined level-amount premium planned to be paid at fixed intervals over a specified period of time. The Policy owner is not required to follow this schedule after the first premium payment.

  Policy--The flexible premium variable life insurance policy offered by Metropolitan Life and described in this Prospectus.

  Policy Loan Account--An account within the General Account to which cash value from the Separate Account and/or the Fixed Account in an amount equal to a Policy loan requested by a Policy owner is transferred.

  Policy Month--The month beginning on a monthly anniversary.

  Policy owner ("Owner")--An employer, employer sponsored plan or other organization or an individual associated with such employer or organization, so designated in the application or as subsequently changed. The Policy owner may designate another person or entity to exercise rights under the Policy with the approval of Metropolitan Life.

  Portfolio--A portfolio represents a different class (or series) of stock of Metropolitan Series Fund, Inc., a mutual fund in which the Separate Account assets are invested.

  Separate Account--Metropolitan Life Separate Account UL, a separate investment account of Metropolitan Life through which premiums paid under the Policy are invested to the extent allocated to the Separate Account by the Policy owner.

  Specified Face Amount--The amount set forth on the face of the Policy.

  Target Premium--Currently, for Policies issued prior to May 1, 1996 or issued to or in connection with large groups, fifty percent of the estimated annual amount which satisfies the 7-Pay test based on the initial specified face amount of insurance, as established as of the Date of Policy. Currently, for Policies issued on or after May 1, 1996, to or in connection with other groups, 100 percent of the estimated annual amount which satisfies the 7-Pay test based on the initial specified face amount of insurance, as established as of the Date of Policy.

  Valuation Date--Each day on which the New York Stock Exchange is open for trading or, on days other than when the New York Stock Exchange is open, on which it is determined that there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its redeemable securities might be materially affected. Valuations for any date other than a Valuation Date will be determined as of the next Valuation Date.

  Valuation Period--The period between two successive Valuation Dates, commencing at 4:00 p.m., New York City time, on each valuation date and ending at 4:00 p.m., New York City time, on the next succeeding Valuation Date.

  This Prospectus describes only those aspects of the Policy that relate to the Separate Account since only interests in the Separate Account are being offered by this Prospectus. Aspects of the Fixed Account are briefly summarized in order to give a better understanding of how the Policy functions (see "The Fixed Account").

                                    SUMMARY

  Unless the context indicates otherwise, this summary and the discussion in the rest of this Prospectus assume that cash surrender values are sufficient to pay all charges deducted on monthly anniversaries, that no Policy loans have been made and that no riders are in effect (see "Loan Privileges--Effect of a Policy Loan," "Payment and Allocation of Premiums--Policy Termination and Reinstatement," page 29, and Appendix to Prospectus).

WHO IS THE ISSUER OF THE POLICIES?

  Metropolitan Life, the issuer of the Policies, is a mutual life insurance company. It was incorporated under the laws of the State of New York in 1866 and since 1868 it has been engaged in the life insurance business under the name Metropolitan Life Insurance Company. Its Home Office is located at 1 Madison Avenue, New York, New York 10010. It is authorized to transact business in all states of the United States, the District of Columbia, Puerto Rico and all Provinces of Canada. On December 31, 1995, Metropolitan Life had total life insurance in force of approximately $1.3 trillion and total assets under management of over $179 billion.

WHAT ARE SEPARATE ACCOUNT UL, THE FIXED ACCOUNT AND THE METROPOLITAN SERIES
FUND?

  The owner of a Policy may allocate the net premiums paid under the Policy to one or more of the investment divisions of the Separate Account, a separate investment account of Metropolitan Life (see "The Separate Account" and/or to a Fixed Account established by Metropolitan Life. There are currently seven investment divisions in the Separate Account. The assets in each division are invested in a separate class (or series) of stock of the Fund, a "series" type of mutual fund (see "Metropolitan Series Fund"). Each class of stock represents a separate portfolio within the Fund. The seven portfolios of the Fund are the Growth Portfolio, the Income Portfolio, the Money Market Portfolio, the Diversified Portfolio, the Aggressive Growth Portfolio, the International Stock Portfolio and the Stock Index Portfolio. Net premiums allocated to the Fixed Account are held in the General Account of Metropolitan Life.

  Each portfolio of the Fund has a different investment objective and is managed by Metropolitan Life. For providing investment management services to the Fund, Metropolitan Life receives a fee from the Fund equivalent to an annual rate of .25% of the average daily value of the aggregate net assets of the Growth, Income, Money Market, Diversified and Stock Index Portfolios and an annual rate of .75% of the average daily value of the aggregate net assets of the International Stock and Aggressive Growth Portfolios. State Street Research provides sub-investment management services with respect to the Growth, Income, Aggressive Growth and Diversified Portfolios. GFM provides sub-investment management services with respect to the International Stock Portfolio. For these services, State Street Research and GFM receive an annual percentage fee from Metropolitan Life. The fees paid to State Street Research and GFM are the sole responsibility of Metropolitan Life, and not the Fund. In addition to the investment management fees, other direct expenses are charged against the assets of the Fund.

  For a full description of the Fund, see the prospectus for the Fund, which is attached at the end of this Prospectus, and the Fund's Statement of Additional Information referred to therein.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE POLICY?

  The Policy provides for the payment of a benefit upon the death of the insured. The Policy contains three death benefit options. The Policy owner must select one of the options to be in effect at issue. The Policy owner can change options while the insured is living. Under Death Benefit Option A, the death benefit is the specified face amount of the Policy. Under Death Benefit Option B, the death benefit is the specified face amount of the Policy plus the cash value on the date of death. Under Death Benefit Option C, the death benefit is the specified face amount of the Policy plus the amount of premiums paid that exceeds withdrawals made (see "May the Policy be Surrendered or the Cash Value Partially Withdrawn?"). If greater than the death benefit otherwise payable under Option A, Option B or Option C, a minimum death benefit equivalent to a percentage, determined by age at death, of the cash value will be paid. The insurance proceeds payable will be reduced by any outstanding indebtedness and any due and unpaid charges accrued during the grace period (see "Policy Benefits--Death Benefits").

  In addition, a Policy owner has the flexibility to add optional insurance benefits by rider. These include an accidental death benefit rider, a disability waiver benefit rider, an accelerated death benefit rider and an interim term insurance benefit rider (see "Policy Benefits--Optional Insurance Benefits). The cost of the first two optional insurance benefits will be deducted from the cash value as part of the monthly deduction (see "Charges and Deductions--Monthly Deduction From Cash Value"). There is no charge for the accelerated death benefit rider. The cost of the interim term insurance benefit rider is paid for separately from any costs deducted from the Policy since it provides insurance for a period prior to the Date of Policy. The Policy owner has the flexibility to include a yearly renewable term rider when the Policy is issued, the cost of which will be deducted from the cash value as part of the monthly deduction. This may be more economical for certain Policies. The yearly renewable term rider is generally not available with Policies issued to or in connection with large groups.

  Proceeds under the Policy may be received in cash or under one of the optional income plans set forth in the Policy (see "Policy Benefits--Optional Income Plans").

WHAT IS THE POLICY'S CASH VALUE?

  The Policy's cash value in the Separate Account will reflect the amount and frequency of premium payments allocated to the Separate Account, transfers from the Fixed Account, loan repayments, the investment experience of the relevant investment divisions of the Separate Account, any partial withdrawals, any Policy indebtedness and any charges imposed in connection with the Policy (see "Policy Benefits--Cash Value"). There is no minimum guaranteed cash value with respect to amounts allocated to the Separate Account. The Policy's total cash value will also reflect any amounts allocated to the Fixed Account (see "The Fixed Account") and the Policy Loan Account (see "Loan Privileges--Effect of a Policy Loan").

WHAT FLEXIBILITY DOES A POLICY OWNER HAVE TO ADJUST THE AMOUNT OF THE DEATH BENEFIT?

  Subject to certain limitations, the Policy owner may change the death benefit option or increase or decrease the specified face amount (see "Policy Benefits--Change in Death Benefit Option"). Any increases in the death benefit may require additional evidence of insurability satisfactory to Metropolitan Life (see "Policy Benefits--Change in Specified Face Amount"), and result in additional charges (see "Policy Benefits--Increases", and "Effect of Changes in Specified Face Amount on Charges"). An increase or decrease in the death benefit may have tax consequences (see "Federal Tax Matters").

WHAT FLEXIBILITY DOES A POLICY OWNER HAVE IN CONNECTION WITH PREMIUM PAYMENTS?

  A Policy owner has considerable flexibility concerning the amount and frequency of premium payments. The first premium must equal the planned periodic premium (see "Premiums--Premium Limitations"). After the first premium payment, a Policy owner may, subject to certain restrictions, make premium payments in any amount and at any frequency. However, the Policy owner may be required to make an unscheduled premium payment in order to keep the Policy in force (see "Payment and Allocation of Premiums").

HOW LONG WILL THE POLICY REMAIN IN FORCE?

  The Policy will terminate only when its cash surrender value is insufficient to pay the monthly deduction (see "Charges and Deductions--Monthly Deduction from Cash Value"), and the grace period expires without a sufficient payment being made (see "Policy Termination and Reinstatement--Termination"). Therefore, the failure to pay a planned periodic premium will not automatically cause the Policy to terminate. Nevertheless, under the circumstances described above, the Policy can terminate, even if planned periodic premiums have been paid. Thus, the payment of planned periodic premiums does not guarantee that the Policy will remain in force until its final date.

HOW ARE NET PREMIUMS ALLOCATED?

  The portion of the premium available for allocation ("net premium") equals the premium paid less premium expense charges (see "Charges and Deductions-- Premium Expense Charges"). The Policy owner designates in the application (in the case where the Owner is an individual) or in the delivery receipt (in the case where the Owner is other than an individual), what portions, if any, of net premiums are to be allocated to the investment divisions of the Separate Account. The Policy owner designates in the application what portion, if any, of net premiums are to be allocated to the Fixed Account. Allocations with respect to the Fixed Account are effective as of the Investment Start Date. Allocations with respect to the investment divisions of the Separate Account are effective as of the end of the free-look period; prior to the end of the free-look period, net premium payments allocated to the investment divisions of the Separate Account will be invested in the Money Market Portfolio as of the Investment Start Date (see "Is there a "Free Look' Period?").

  A Policy owner may change allocations of future net premiums at any time after the end of the free-look period without charge by notifying Metropolitan Life in writing, subject to certain limitations (see "Payment and Allocation of Premiums--Allocation of Premiums and Cash Value"). The change will be effective as of the Date of Receipt at the Designated Office of the written notification. Because investment performance of a Separate Account investment division (unlike that of the Fixed Account) is not guaranteed by Metropolitan Life, allocation of net premiums to the Separate Account investment divisions increases the amount of investment risk to the Policy owner, and allocation to the Fixed Account decreases such risk. On the other hand, the potential benefit of the Fixed Account is limited to the return guaranteed by Metropolitan Life plus any discretionary return declared by Metropolitan Life from time to time.

  After the end of the free-look period (see "Is there a "Free Look' Period?"), a Policy owner may transfer amounts among the investment divisions of the Separate Account or between the Separate Account and the Fixed Account up to six times a Policy year without charge (see "Charges and Deductions-- Transfer Charge"). In the first 24 Policy months, a Policy owner may transfer the entire amount in the Separate Account to the Fixed Account without charge (see "Policy Rights--Exchange Privilege" and "The Fixed Account--Transfers, Withdrawals, Surrenders, and Policy Loans"). A Policy owner may also elect to participate in one of the systematic investment strategies (see "Allocation of Premiums and Cash Value--Systematic Investment Strategies").

MAY THE POLICY BE SURRENDERED OR THE CASH VALUE PARTIALLY WITHDRAWN?

  The Policy owner may surrender the Policy at any time and receive the cash surrender value of the Policy. Subject to certain limitations, the Policy owner also may make partial withdrawals from the cash surrender value at any time prior to the final date. The Policy owner must notify Metropolitan Life in writing requesting a surrender or partial withdrawal (see "Policy Rights-- Surrender and Withdrawal Privileges"). No charge will be imposed on partial withdrawals or a surrender. If Death Benefit Option A is in effect, partial withdrawals will reduce the Policy's specified face amount by the amount of the partial withdrawal. If Death Benefit Option B is in effect, partial withdrawals will not reduce the Policy's specified face amount. If Death Benefit Option C is in effect, partial withdrawals will only reduce the Policy's specified face amount by the excess of cumulative withdrawals over cumulative premiums paid (see "Death Benefits"). Payment of surrenders and withdrawals may be delayed under certain circumstances (see "Other Policy Provisions--Payment and Deferment," and "The Fixed Account--Transfers, Withdrawals, Surrenders, and Policy Loans"). Surrenders and withdrawals may have certain tax consequences (see "Federal Tax Matters").

IS THERE A "FREE LOOK" PERIOD?

  The Policy provides for a free-look period. The Policy owner may return the Policy during the free-look period, which is the period ending on the later of 10 days after the Policy owner receives the Policy (except where state law requires a longer period for replacement policies or other reasons) or the date Metropolitan Life receives a signed delivery receipt. Metropolitan Life will send the Policy owner a complete refund of any premiums paid within 7 days. The refund of any premium paid by check, however, may be delayed until the check has cleared the Policy owner's bank. Net premium payments allocated to the Separate Account will be invested in the Money Market Portfolio during the free-look period. Net premium payments will not be allocated to the Separate Account investment divisions designated by the Policy owner until Metropolitan Life receives a signed delivery receipt (or, if later, 10 days after receipt of the Policy by the Policy owner). In addition, no cash value transfers or participation in systematic investment strategies will be permitted until after the end of the free-look period.

WHAT IS THE LOAN PRIVILEGE?

  A Policy owner may obtain a Policy loan at any time that the Policy has a loan value. The loan value equals the cash surrender value of the Policy less two monthly deductions, or if greater, 75% (90% for Policies issued in Virginia and Maryland) of the cash surrender value (or, for Policies issued in Texas, the Policy's cash surrender value less two monthly deductions or 100% of the cash surrender value in the Fixed Account and 75% of the cash surrender value in the Separate Account, if greater). Loan interest is charged daily at the rate Metropolitan Life sets from time to time. This rate will never be more than the maximum allowed by law and will not change more often than once a year on the anniversary of the date of the Policy. Loan interest is payable at the end of each Policy year. Loans and accrued interest may be repaid at any time prior to the Final Date (see "Loan Privileges").

WHAT CHARGES ARE ASSESSED IN CONNECTION WITH THE POLICY?

  Premium Expense Charges. Total premium expense charges of up to 13.5% in the first ten Policy years and up to 7.5% in Policy year eleven and later are deducted from all premium payments. These charges consist of an administrative charge of up to 1.05%, a charge of 1.2% to recover a portion of Metropolitan Life's federal income taxes that are based on premium payments, a state premium tax charge of 2.25% and a sales charge. For Policies issued prior to May 1, 1996 or to or in connection with large groups, the maximum sales charge is 1% of each premium. For Policies issued to or in connection with other groups on or after May 1, 1996, the maximum sales charge is 9% of premiums paid in each of the first ten Policy years and 3% of premiums paid in each Policy year thereafter until the total of such payments in each such Policy year equals the annual target premium for that year. For these Policies, the sales charge is reduced to 0% for payments made in excess of the annual target premium in any Policy year (See "Variations in Charges"). For all Policies, the administrative charge is reduced by 1% on the portion of any premiums paid in a Policy year which exceeds the annual target premium. (See "Charges and Deductions--Premium Expense Charges.")

  The administrative charge is used to compensate Metropolitan Life for expenses incurred in administering, issuing and underwriting of the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the insured's risk class, and establishing policy records. Metropolitan Life does not expect to derive a profit from this charge.

  Transfer Charges. At the present time, there is no charge assessed the first six times in a Policy year that amounts are transferred among the different investment divisions of the Separate Account and between the investment divisions and the Fixed Account. For each subsequent transfer in that Policy year, a charge of $25 is assessed (see "Charges and Deductions--Transfer Charge"). There is no charge for any transfer made pursuant to a systematic investment strategy. In addition, transfers made pursuant to any systematic investment strategy are not included in the six charge free transfers permitted each Policy year (see "Allocation of Premiums and Cash Value-- Systematic Investment Strategies").

  Monthly Deduction. Cash value will be reduced by a monthly deduction equal to the sum of (1) a monthly cost of term insurance charge, and (2) the cost of any optional insurance benefits added by rider (except for the interim term insurance benefit rider) (see "Charges and Deductions--Monthly Deduction from Cash Value"), and (3) a monthly charge currently equivalent to an effective annual rate of up to .60% (up to .30% after the ninth policy year) of the Policy cash value in the Separate Account. This charge is to compensate Metropolitan Life for its assumption of certain mortality and expense risks (see "Charges and Deductions--Charge for Mortality and Expense Risks") and is guaranteed not to exceed an effective annual rate of .90%.

  Any increases in specified face amount requested by a Policy owner may result in a one-time underwriting expense charge of up to $3.00 per thousand dollars of increase (see "Policy Benefits--Increases"). The monthly deduction will vary in amount from month to month.

  Separate Account Taxes. No charges are currently made against the Separate Account for federal or state income taxes with respect to earnings or capital gains which may be attributable to the Separate Account. Should Metropolitan Life determine that such taxes will be imposed, Metropolitan Life may make deductions from the Separate Account to pay these taxes (see "Federal Tax Matters"). The imposition of such taxes would result in a reduction of the cash value in the Separate Account.

  Reduced Charges. Metropolitan Life may reduce the charges in certain situations. These situations would involve Internal Revenue Code section 1035 exchanges from another Metropolitan Life policy to this Policy and corporate sales where the premium amount, number of lives, location, or other factors result in savings in sales, administrative or other costs. These reductions in charges will not be unfairly discriminatory to any Policy owners.

WHAT IS THE TAX TREATMENT OF CASH VALUE?

  Cash value under a Policy is subject to the same federal income tax treatment as cash value under a conventional fixed benefit life insurance policy. Under existing tax law, if a Policy is not a modified endowment contract as discussed in the following paragraphs, a Policy owner generally will be taxed on cash value withdrawn from the Policy, the cash value received upon surrender of the Policy or the cash value distributed at the Final Date of a Policy only to the extent these amounts, when added to previous distributions, exceed the total premiums paid. Amounts received upon surrender, withdrawal or on the Final Date of a Policy in excess of premiums paid will be treated as ordinary income.

  Special rules govern pre-death withdrawals from life insurance contracts referred to as modified endowment contracts. In short, if your Policy fails the "7-pay test" described under "Federal Tax Matters--Taxation of the Policy" your Policy would be classified as a modified endowment contract.

  Pre-death withdrawals (including policy loans) from modified endowment contracts are treated differently than withdrawals from other life insurance contracts in the following ways:

  --amounts withdrawn would be treated as income first and taxed accordingly;

  --an additional 10% income tax penalty would generally be imposed on the taxable portion of amounts received before age 59 1/2.

  If a Policy is part of a collateral assignment equity split dollar arrangement with an employer, any increase in cash value may be taxable annually. An individual should consult with and rely on the advice of a tax advisor with respect to any type of split dollar arrangement involving a Policy.

For more information, see "Federal Tax Matters."

IS THE BENEFICIARY SUBJECT TO FEDERAL INCOME TAX ON THE DEATH BENEFIT?

  Like death benefits payable under conventional fixed benefit life insurance policies, death benefit proceeds payable under the Policy under current law are generally completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally will not be taxed on death benefit proceeds (see "Federal Tax Matters").

IS THE DEATH BENEFIT OR THE CASH VALUE SUBJECT TO FEDERAL ESTATE TAX?

  The death benefit under the Policy or the cash value may be subject to federal estate tax (see "Federal Tax Matters").

WHEN ARE PREMIUM PAYMENTS, POLICY OWNER REQUESTS AND OTHER COMMUNICATIONS DEEMED TO BE RECEIVED?

  Premium payments and other communications (such as transfer requests, loan requests, loan repayments, withdrawal requests, surrender requests, changes of beneficiary, changes of the specified face amount of insurance or death benefit option, or changes of premium allocation) should be sent to the Designated Office for the Policy. Metropolitan Life may name different Designated Offices for different transactions. Premium payments and communications will be deemed to be received at the Designated Office on the date they are actually received at such office ("Date of Receipt"), with two exceptions: (1) when they are received on any day that is not a Valuation Date and (2) when they are received by means other than U.S. mail after 4:00 p.m. New York City time. In these two cases, the Date of Receipt will be deemed to be the next Valuation Date. In the future Metropolitan Life may permit transfer and withdrawal or other requests to be made by telephone.

  To exercise rights under a Policy, the owner must follow the procedures stated in the Policy. To request a payment, change the allocation among the investment divisions, change the beneficiary, change the specified face amount of insurance or death benefit option, change an address or request any other action by Metropolitan Life, the owner should utilize the forms prepared by Metropolitan Life for each purpose. The forms are available from the Designated Offices.

                 SEPARATE ACCOUNT AND METROPOLITAN SERIES FUND

THE SEPARATE ACCOUNT

  The Separate Account, which is a separate investment account of Metropolitan Life, was established by Metropolitan Life pursuant to the New York Insurance Law on December 13, 1988. The Separate Account also receives premium payments in connection with flexible premium multifunded life insurance policies and group variable universal life insurance policies issued by Metropolitan Life. The assets allocated to the Separate Account are the property of Metropolitan Life, and Metropolitan Life is not a trustee by reason of the Separate Account. Metropolitan Life may accumulate in the Separate Account charges, mortality gains and investment gains on those assets (which represent such charges) in the Separate Account and other amounts in excess of Metropolitan Life's liabilities and reserves with respect to the Separate Account.

  The Separate Account meets the definition of "separate account" under the federal securities laws. All income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Metropolitan Life. Each Policy provides that such portion of the assets in the Separate Account as equals the liabilities (and reserves) of Metropolitan Life with respect to the Separate Account shall not be chargeable with liabilities arising out of any other business of Metropolitan Life. Metropolitan Life may from time to time transfer to its General Account any assets in the Separate Account in excess of such reserves and liabilities. The liabilities are Metropolitan Life's total commitments under the Policies; the reserves are the assets allocated to pay these commitments.

  Although the Separate Account is an integral part of Metropolitan Life, the Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration does not involve supervision of management or investment practices or policies of the Separate Account or of Metropolitan Life by the Commission.

  There currently are seven investment divisions in the Separate Account. The assets in each investment division are invested in a separate class (or series) of stock issued by the Fund. Each class of stock represents a separate portfolio within the Fund. New investment divisions may be added as new portfolios are added to the Fund and made available to Policy owners. In addition, investment divisions may be eliminated from the Separate Account. The owner of a Policy may designate how the net premiums under the Policy are to be allocated among the then current investment divisions.

METROPOLITAN SERIES FUND

  The Fund is a "series" type of mutual fund which is registered with the Securities and Exchange Commission as a diversified open-end management investment company under the 1940 Act. The Fund has served as the investment medium for the Separate Account since the Separate Account commenced operations. A brief summary of the investment objectives of each Fund portfolio presently available to Policy owners is set forth below.

  Growth Portfolio. The investment objective of this portfolio is to achieve long-term growth of capital and income, and moderate current income, by investing primarily in common stocks that are believed to be of good quality or to have good growth potential or which are considered to be undervalued based on historical investment standards.

  Income Portfolio. The investment objective of this portfolio is to achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and the preservation of capital, by investing primarily in fixed-income, high-quality debt securities.

  Money Market Portfolio. The investment objective of this portfolio is to achieve the highest possible current income consistent with the preservation of capital and maintenance of liquidity, by investing primarily in short-term money market instruments.

  Diversified Portfolio. The investment objective of this portfolio is to achieve a high total return while attempting to limit investment risk and preserve capital by investing in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof, at the discretion of State Street Research.

  Aggressive Growth Portfolio. The investment objective of this portfolio is to achieve maximum capital appreciation by investing primarily in common stocks (and equity and debt securities convertible into or carrying the right to acquire common stocks) of emerging growth companies, undervalued securities or special situations.

  International Stock Portfolio. The investment objective of this portfolio is to achieve long-term growth of capital by investing primarily in common stocks and equity-related securities of non-United States companies.

  Stock Index Portfolio. The investment objective of this portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index (adjusted to assume reinvestment of dividends) by investing in the common stock of companies which are included in the index.

  Metropolitan Life acts as the investment manager for the Fund; State Street Research, a wholly-owned subsidiary of Metropolitan Life, provides sub-investment management services with respect to the Growth, Income, Diversified and Aggressive Growth Portfolios; and GFM, a subsidiary of Metropolitan Life, provides sub-investment management services with respect to the International Stock Portfolio.

  Metropolitan Life purchases and redeems Fund shares for the Separate Account at their net asset value without the imposition of any sales or redemption charges. Such shares represent an interest in one of the portfolios of the Fund which correspond to the investment divisions of the Separate Account. Any dividend or capital gain distributions received from the Fund are likewise reinvested in Fund shares at net asset value as of the dates paid. The distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in the Separate Account does not change as a result of such distributions.

  On each Valuation Date, shares of each portfolio are purchased or redeemed by Metropolitan Life for the Separate Account, based on, among other things, the amounts of net premiums allocated to the Separate Account, dividends and distributions reinvested, transfers to and among investment divisions, Policy loans, loan repayments and benefit payments to be effected pursuant to the terms of the Policies as of that date. Such purchases and redemptions for the Separate Account are effected at the net asset value per share for each portfolio determined as of 4:00 p.m., New York City time, on that same Valuation Date.

  A full description of the Fund, its investment policies and restrictions, its charges and other aspects of its operation is contained in the prospectus for the Fund, which is attached at the end of this Prospectus, and in the Statement of Additional Information referred to therein. See "The Fund and its Purpose," in the prospectus for the Fund for a discussion of the different separate accounts for Metropolitan Life and its affiliates that invest in the Fund and the risks related thereto.

                                POLICY BENEFITS

  Unless otherwise stated, the discussion below assumes that no riders under the Policy are in effect. In particular, the discussion below does not take into account the effect of obtaining a portion of the desired insurance coverage under the yearly renewable term rider. Obtaining a portion of insurance coverage in this manner may be more economical than taking the full amount of insurance coverage under the Policy. In determining whether this option is more economical, a Policy owner must consider the amount of sales charge due under the Policy as well as the higher current cost of insurance charges due under the yearly renewable term rider. See the Appendix to Prospectus for a discussion of how this and certain other riders can affect benefits under the Policy.

DEATH BENEFITS

  As long as the Policy remains in force (see "Policy Termination and Reinstatement-Termination"), Metropolitan Life will, upon due proof of the insured's death, pay the insurance proceeds of the Policy to the named beneficiary. The proceeds may be received by the beneficiary in a single sum or under one or more of the optional income plans set forth in the Policy (see "Optional Income Plans").

  The insurance proceeds are: The death benefit provided under Option A, Option B or Option C, whichever is elected and in effect on the date of death minus any outstanding indebtedness and any due and unpaid charges accruing during the grace period.

DEATH BENEFIT OPTIONS

  The Policy provides three death benefit options: Option A, Option B and Option C as described below. The Policy owner designates the desired option in the application and can change the option by written request (see "Change in Death Benefit Option").

    Option A--The death benefit is equal to the specified face amount of insurance.

    Option B--The death benefit is equal to the specified face amount of insurance plus the cash value.

    Option C--The death benefit is equal to the specified face amount of insurance plus the amount of premiums paid that exceeds withdrawals made.

  Minimum Death Benefit--Under either Option A, Option B or Option C, there is a minimum death benefit equal to the greater of (1) the death benefit under the option chosen plus the amount of coverage under any yearly renewable term rider, and (2 ) a percentage of the cash value as set forth in Table I below or as computed pursuant to the Cash Value Accumulation test formula below, and generally reflected in Table II below, depending on which form of Policy is elected. The standard Policy contains a minimum death benefit determined under Table I. If the Policy owner elects a Policy with a special endorsement, the death benefit will be determined in accordance with the terms of the endorsement which is generally reflected in Table II. Table II is only available in certain states. Sales representatives registered with Metropolitan Life will have more information as to whether Table II is available in a particular case. Once the Policy is issued the Policy owner may not change the table elected. The minimum death benefit is determined in accordance with federal income tax laws, to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the beneficiary. Table I ensures that the Policy qualifies under the Internal Revenue Code Guideline Premium/Cash Value Corridor test. The Cash Value Accumulation test formula as reflected generally in Table II ensures that the Policy qualifies under the Internal Revenue Code Cash Value Accumulation test. The Cash Value Accumulation test can be advantageous to a Policy owner who intends to pay a greater amount of premiums into the Policy. This is the case because the Policy will qualify as life insurance even though the Policy owner is paying a higher level of premium than allowed under the Guideline Premium/Cash Value Corridor test. However, the death benefit under the Cash Value Accumulation test (and thus the monthly cost of term insurance) could be higher. The advantage of the Cash Value Accumulation test is eliminated at older ages if the Policy owner does not intend to exceed the 7-pay test limit. The 7-pay test sets a limit on the amount of premiums which may be paid under a Policy during any 7-pay testing period (usually the first 7 Policy years after issue or after a material modification of the Policy) without incurring possible adverse tax consequences. If premiums paid exceed such limit during any 7-pay testing period, any partial withdrawals, Policy loans and other distributions may be subject to adverse federal income tax consequences (see "Federal Tax Matters-- Taxation of the Policy").

              TABLE I--GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

ATTAINED AGE AT BEGINNING  PERCENTAGE OF
     OF POLICY YEAR         CASH VALUE
-------------------------  -------------
40 and less:............       250%
45:.....................       215%
50:.....................       185%
55:.....................       150%
60:.....................       130%
65:.....................       120%
70:.....................       115%

ATTAINED AGE AT BEGINNING  PERCENTAGE OF
     OF POLICY YEAR         CASH VALUE
-------------------------  -------------
75:.....................       105%
80:.....................       105%
85:.....................       105%
90:.....................       105%
94:.....................       101%
95:.....................       100%
100 and greater:........       100%

For the ages not listed, the percentage shall decrease by a ratable portion for each full year.

                     CASH VALUE ACCUMULATION TEST FORMULA

Using the Cash Value Accumulation test, the death benefit shall never be less than (a) divided by (b), where

(a) = the Cash Value immediately before the death of the insured, and

(b) = the net single premium immediately before the death of the insured (computed on the basis of the 1980 CSO mortality table and on the basis of interest at the greater of an annual effective rate of 4% or the rate or rates guaranteed on issuance of the policy and as otherwise required under section 7702 of the Internal Revenue Code) for one dollar of death benefit.

Generally this means that the death benefit will never be less than the percentage of cash value shown below.
                    TABLE II--CASH VALUE ACCUMULATION TEST

           PERCENTAGE OF CASH
                  VALUE
         -----------------------
AGE ON
DATE OF
 DEATH    MALE   FEMALE  UNISEX
-------  ------- ------- -------
  20     661.64% 787.90% 683.29%
  21     642.51% 762.72% 663.26%
  22     623.75% 738.28% 643.58%
  23     605.25% 714.54% 624.22%
  24     587.03% 691.42% 605.18%
  25     569.05% 669.03% 586.48%
  26     551.33% 647.29% 568.12%
  27     533.93% 626.21% 550.12%
  28     516.96% 605.77% 532.51%
  29     500.35% 585.96% 515.36%
  30     484.14% 566.76% 498.65%
  31     468.43% 548.19% 482.42%
  32     453.17% 530.22% 466.68%
  33     438.38% 512.82% 451.45%
  34     424.11% 495.98% 436.72%
  35     410.29% 479.71% 422.46%
  36     396.95% 464.02% 408.71%
  37     384.10% 448.89% 395.48%
  38     371.73% 434.33% 382.72%
  39     359.83% 420.38% 370.45%
  40     348.37% 406.98% 358.67%
  41     337.37% 394.12% 347.35%
  42     326.80% 381.78% 336.49%
  43     316.66% 369.93% 326.04%
  44     306.90% 358.53% 316.01%
  45     297.53% 347.55% 306.35%
  46     288.52% 336.97% 297.07%
  47     279.86% 326.77% 288.15%
  48     271.53% 316.94% 279.56%
  49     263.51% 307.46% 271.30%
  50     255.81% 298.31% 263.35%
  51     248.39% 289.50% 255.71%
  52     241.28% 281.01% 248.37%
  53     234.47% 272.84% 241.32%
  54     227.94% 264.98% 234.58%
  55     221.70% 257.40% 228.12%
  56     215.72% 250.09% 221.94%
  57     210.00% 243.02% 216.00%

               PERCENTAGE OF CASH
                      VALUE
             -----------------------
  AGE ON
  DATE OF
   DEATH      MALE   FEMALE  UNISEX
  -------    ------- ------- -------
    58       204.52% 236.17% 210.30%
    59       199.25% 229.51% 204.81%
    60       194.20% 223.05% 199.55%
    61       189.35% 216.79% 194.48%
    62       184.72% 210.75% 189.63%
    63       180.29% 204.94% 184.99%
    64       176.07% 199.39% 180.56%
    65       172.04% 194.07% 176.34%
    66       168.21% 188.99% 172.31%
    67       164.55% 184.10% 168.46%
    68       161.05% 179.40% 164.78%
    69       157.70% 174.86% 161.24%
    70       154.50% 170.47% 157.85%
    71       151.44% 166.23% 154.60%
    72       148.53% 162.18% 151.51%
    73       145.78% 158.31% 148.58%
    74       143.20% 154.66% 145.82%
    75       140.77% 151.21% 143.21%
    76       138.49% 147.96% 140.76%
    77       136.34% 144.89% 138.45%
    78       134.31% 141.98% 136.25%
    79       132.37% 139.21% 134.15%
    80       130.51% 136.58% 132.14%
    81       128.73% 134.09% 130.21%
    82       127.03% 131.72% 128.37%
    83       125.42% 129.50% 126.62%
    84       123.90% 127.41% 124.97%
    85       122.47% 125.44% 123.40%
    86       121.10% 123.58% 121.90%
    87       119.77% 121.80% 120.45%
    88       118.46% 120.07% 119.02%
    89       117.12% 118.35% 117.56%
    90       115.71% 116.60% 116.03%
    91       114.15% 114.75% 114.37%
    92       112.35% 112.72% 112.49%
    93       110.19% 110.38% 110.26%
    94       107.46% 107.54% 107.49%
95 and over  100.00% 100.00% 100.00%

  Option A, Option B and Option C each provides insurance protection as well as possible build-up of cash value. Under Option A, the insurance protection remains level unless the minimum death benefit applies. Under Option B, the insurance protection varies as the cash value changes. Under Option C, the insurance protection varies as the (i) sum of premiums paid, and (ii) the amount of cash value withdrawn, changes.

  For any specified face amount, assuming there have been no withdrawals from the Policy, the amount of the death benefit will be greater under Option B and Option C, than under Option A, since the cash value or premiums paid is added to the specified face amount and included in the death benefit under Option B and Option C, respectively, but not under Option A. By the same token, the cost of term insurance included in the monthly deduction (see "Charges and Deductions--Cost of Term Insurance") will be greater, and thus the accumulation of cash value will be lower, under Option B and Option C than under Option A, assuming the same specified face amount and the same actual premiums paid. Since under Option C, the death benefit includes the sum of premiums paid (less any withdrawals), this Option would be desirable in those situations where recovery of premiums paid is an important consideration. The cost of term insurance under Option C would generally be lower than under Option B, when the sum of premiums paid (less any withdrawals) is less than the cash value. However, the cost of term insurance under Option C would be higher when the cash value is less than the sum of premiums paid (less any withdrawals).

  Illustration of Option A. For purposes of this illustration, assume that the insured is male and is exactly age 40, that under Table II the male column applies and that there is no outstanding indebtedness and that the insured has not died during a grace period (see "Policy Termination and Reinstatement-- Termination").

  Under Option A, a Policy with a $100,000 specified face amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value under Table I (348.37% of cash value under Table II), any time the cash value of this Policy exceeds
$40,000 under Table I ($       under Table II), the death benefit will exceed
the $100,000 specified face amount. Each additional dollar of cash value above
$40,000 under Table I ($       under Table II) will increase the death benefit
(assuming the insured is exactly age 40) by $2.50 under Table I ($     under
Table II). Thus a Policy with a cash value of $50,000 will have a death
benefit of $125,000 (250% X $50,000) under Table I or $        (348.37% X
$50,000) under Table II; a cash value of $60,000 will yield a death benefit of
$150,000 (250% X $60,000) under Table I or $        (348.37% X $60,000) under
Table II; and a cash value of $100,000 will yield a death benefit of $250,000
(250% X $100,000) under Table I or $        (348.37% X $100,000) under Table
II.

  Similarly, so long as cash value exceeds $40,000 under Table I ($ under Table II), each dollar reduction in cash value will reduce the death benefit (assuming the insured is exactly age 40) by $2.50 under Table I ($ under Table II). If at any time, however, the cash value multiplied by the applicable percentage is less than the specified face amount, the death benefit will equal the specified face amount of the Policy.

  Illustration of Option B. For purposes of this illustration, assume that the insured is male and is exactly age 40, that under Table II the male column applies and that there is no outstanding indebtedness and that the insured has not died during a grace period.

  Under Option B, a Policy with a specified face amount of $100,000 will generally pay a death benefit of $100,000 plus the cash value. Thus, for example, a Policy with a cash value of $25,000 will have a death benefit of $125,000 ($100,000 + $25,000); a cash value of $50,000 will yield a death benefit of $150,000 ($100,000 + $50,000); and a cash value of $65,000 will yield a death benefit of $165,000 ($100,000 + $65,000). The death benefit, however, must be at least 250% of cash value under Table I (348.37% of cash value under Table II). As a result, if the cash value of the Policy exceeds
$66,666.67 under Table I ($          under Table II), the death benefit will
be greater than the specified face amount plus cash value. Each additional
dollar of cash value above $66,666.67 under Table I ($          under Table
II) will increase the death benefit (assuming the insured is exactly age 40)
by $2.50 under Table I (by $     under Table II). A Policy with a cash value
of $75,000 will therefore have a death benefit of $187,500 (250% X $75,000)
under Table I or $        (348.37% x $75,000) under Table II; a cash value of
$85,000 will yield a death benefit of $212,500 (250% x $85,000) under Table I
or $        (348.37% x $85,000) under Table II; a cash value of $100,000 will yield a death benefit of $250,000 (250% x $100,000) under Table I or $ (348.37% x 100.00) under Table II.

  Similarly, any time cash value exceeds $66,666.67 under Table I ($
under Table II), each dollar reduction in cash value will reduce the death benefit (assuming the insured is exactly age 40) by $2.50 under Table I and
$     under Table II. Whenever cash value is less than $66,666.67 under Table
I ($          under Table II) each dollar
taken out of cash value will reduce the death benefit by one dollar and the death benefit will be the specified face amount plus the cash value of the Policy.

  Illustration of Option C. For purposes of this illustration, assume that the insured is male and is exactly age 40, that under Table II the male column applies and that there is no outstanding indebtedness and that the insured has not died during a grace period.

  Under Option C, a Policy with a specified face amount of $100,000 will generally pay a death benefit of $100,000 plus the total amount of premiums paid that exceeds withdrawals made. Thus, for example, assuming there have been no withdrawals from the Policy, a Policy with premiums paid of $25,000 will have a death benefit of $125,000 ($100,000 + $25,000); premiums paid of $50,000 will yield a death benefit of $150,000 ($100,000 + $50,000); and
premiums paid of $65,000 will yield a death benefit of $165,000 ($100,000 + $65,000). The death benefit, however, must be at least 250% of cash value under Table I (348.37% of cash value under Table II). For example, if the premiums paid under the Policy are not greater than $25,000, the death benefit will be greater than the specified face amount plus premiums paid whenever the
cash value exceeds $50,000 under Table I ($          under Table II). Each
additional dollar of cash value above $50,000 under Table I ($          under
Table II) will increase the death benefit (assuming the insured is exactly age
40) by $2.50 under Table I ($     under Table II). A policy with cash value of
$75,000 will therefore have a death benefit of $187,500 (250% x $75,000) under
Table I or $        (348.37% x $75,000) under Table II; a cash value of
$85,000 will yield a death benefit of $212,500 (250% x $85,000) under Table I
or $        (348.37% x $85,000) under Table II, a cash value of $100,000 will yield a death benefit of $250,000 (250% x $100,000) under Table I or $ (348.37% x $100,000) under Table II.

  Similarly, assume the premiums paid under the Policy are equal to $25,000
under Table I ($       under Table II) and the cash value is equal to $60,000.
Each dollar taken out of the cash value will reduce the death benefit
(assuming the insured is exactly age 40) by $2.50 under Table I ($     under
Table II) until $16,668 under Table I ($       under Table II) is withdrawn
from the cash value. Then the death benefit would be $108,332 ($100,000 +
$25,000 - $16,668) under Table 1 or $        ($100,000 + $       - $      )
under Table II since this exceeds $108,330 (250% x ($60,000-$16,668) under
Table I or $       (348.37% x   -  ) under Table II)). Then, each dollar
withdrawn will reduce the death benefit by one dollar.

  Note generally that the total of premiums paid are limited by Internal Revenue Service rules (see "Premiums--Premium Limitations"). Thus, these examples are contingent on satisfying these rules.

  Under any of the Options, if the insured dies on a date that is not a Valuation Date, the amount of death benefit proceeds payable will be determined as of the next Valuation Date.

  Change in Specified Face Amount. Subject to certain limitations, a Policy owner may increase or decrease the specified face amount of a Policy (see "Decreases" and "Increases"). Any increase or decrease in the specified face amount requested by the Policy owner will become effective on the monthly anniversary on or next following the Date of Receipt of the request, or, if evidence of insurability is required, the date of approval of the request.

  Decreases. The specified face amount remaining in force after any requested decrease may not be less than the Minimum Initial Specified Face Amount during the first five Policy years nor less than one-half the Minimum Initial Specified Face Amount thereafter. No decrease in the specified face amount will be permitted if it would result in total premiums paid exceeding the then current maximum premium limitations determined by Internal Revenue Code rules (see "Premiums--Premium Limitations"). For purposes of determining the cost of term insurance charge (see "Charges and Deductions--Cost of Term Insurance"; "Cost of Term Insurance Rate"; and "Rate Class"), a decrease in the specified face amount will reduce the specified face amount in the following order: (a) the specified face amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the specified face amount when the Policy was issued.

  Increases. Any change in the specified face amount requested by the Policy owner which results in an increase in the death benefit may be made only if the cash surrender value after the change is large enough to cover at least two monthly deductions based on the most recent cost of term insurance charge deducted. Any such change may require that additional evidence of insurability be submitted to Metropolitan Life and may be subject to a one-time underwriting charge at a rate of up to $3.00 for each $1,000 of specified face amount increase. Metropolitan Life will deduct this charge from the existing cash value in the Fixed Account and the investment divisions of the Separate Account in the same proportion that the Policy's cash value in the Fixed Account and the Policy's cash value in each investment division bear to the Policy's total cash value (except for the cash value in the Policy Loan Account) as of the date deducted (this method hereinafter referred to as the "Pro Rata Basis").

  Effect of Changes in Specified Face Amount on Charges. A change in the specified face amount may affect the cost of term insurance and the net amount at risk, both of which may affect a Policy owner's cost of term insurance charge (see "Charges and Deductions-- Cost of Term Insurance"; "Cost of Term Insurance Rate," and "Rate Class," page 31). This in turn can affect the level of subsequent cash values and death benefits. A change in the specified face amount or death benefit may also affect the Policy's status as a modified endowment contract for tax purposes (see "Federal Tax Matters").

  Change in Death Benefit Option. Generally, the death benefit option in effect may be changed at any time after the first Policy year while the insured is alive by sending a written request for change to the Designated Office. A change in death benefit option will not be permitted unless the cash surrender value of a Policy after the change is effected would be sufficient to pay at least two monthly deductions. Changing death benefit options may require evidence of insurability satisfactory to Metropolitan Life and the effective date of any such change will be the monthly anniversary on or following the Date of Receipt of the request.

  If the death benefit option is changed, the specified face amount will be increased or decreased such that the death benefit is not altered at the time of the change. However, the change in death benefit option will affect the determination of the death benefit from that point on. This will mean that the cost of term insurance may be higher or lower than it otherwise would have been (see "Charges and Deductions-Cost of Term Insurance").

  For example, if the death benefit option is changed from Option C to Option A, the specified face amount will be increased by the amount of premiums paid that exceeds withdrawals made. This ensures that the death benefit is not altered at the time of the change. However, the change in the death benefit option will affect the determination of the death benefit from that point on since the premiums paid less withdrawals made will no longer be added to the specified face amount in determining the death benefit. From that point on, the death benefit will equal the new specified face amount (or, if higher, the minimum death benefit). This will mean that the cost of term insurance may be higher or lower than it otherwise would have been since any increases or decreases in cash values will, respectively, reduce or increase the term of insurance amount under Option A (See "Charges and Deductions--Cost of Term Insurance").

  As a second example, if the death benefit option is changed from Option A to Option B, the specified face amount will be decreased to equal the death benefit less the cash value on the effective date of the change. This change may not be made if it would result in a specified face amount which is less than the Minimum Initial Specified Face Amount during the first five Policy years and one-half the Minimum Initial Specified Face Amount thereafter. As with any option change, a change from Option A to Option B will not alter the death benefit at the time of the change, but will affect the determination of the death benefit from that point on. Since, from that point on, the cash value will be added to the new specified face amount, the death benefit will vary with the cash value. Moreover, under Option B, the term insurance amount will not vary unless the minimum death benefit is in effect. Therefore, the cost of term insurance may be higher or lower than it otherwise would have been without the change in death benefit option (see "Charges and Deductions-- Cost of Term Insurance"). A change in death benefit option will not be permitted if it results in total premiums paid exceeding the then current maximum premium limitations determined by Internal Revenue Service Rules (see "Premiums--Premium Limitations").

  Under Option A, Option B and Option C, cost of term insurance rates generally increase as the insured's age increases. Nevertheless, assuming a positive cumulative net investment return with respect to any amounts in the Separate Account, changing the death benefit option from Option B or Option C to Option A will generally reduce the term insurance amount and therefore the cost of term insurance charge for all subsequent monthly deductions compared to what such charge would have been if no such change were made.

CASH VALUE

  The total cash value of a Policy at any time is the sum of the Policy's cash values in the Fixed Account (see "The Fixed Account"), the Policy Loan Account (see "Policy Right--Loan Privileges"), and the investment divisions of the Separate Account at such time. The Policy's cash value in the Separate Account may increase or decrease on each Valuation Date depending on the investment return of the chosen investment divisions of the Separate Account (see "Separate Account Net Investment Return"). There is no guaranteed minimum cash value in the Separate Account.

  Calculation of Separate Account Cash Value. On the Investment Start Date, the Policy's cash value in an investment division will equal the portion of any net premium allocated to the investment division, reduced by the portion of any monthly deductions allocated to the Policy's cash value in that investment division (see "Is there a "Free Look' Period?" and "Payment and Allocation of Premiums-Allocation of Premiums and Cash Value"). Thereafter, on each Valuation Date, the Policy's cash value in an investment division of the Separate Account will equal:

(1) The cumulative net premium payments allocated to the investment division;
  plus

(2) All cash values transferred to the investment division from the Fixed Account, from the Policy Loan Account upon loan repayment (including all interest credited on loaned amounts) or from another investment division; minus
(3) Any cash value transferred from the investment division to the Fixed Account, to the Policy Loan Account upon taking out a loan or to another investment division; minus
(4) Any partial cash withdrawal from the investment division; minus

(5) The portion of the cumulative monthly deductions allocated to the Policy's cash value in the investment division (see "Charges and Deductions-Monthly Deduction from Cash Value"); minus

(6) The portion of any transfer charge allocated to the Policy's cash value in the investment division (see "Charges and Deductions-Transfer Charge"); plus

(7) The cumulative net investment return (discussed below) on the net amount of cash value in the investment division.

  The Policy's total cash value in the Separate Account equals the sum of the Policy's cash value in each investment division.

  Separate Account Net Investment Return. A Separate Account investment division's net investment return is determined as of 4:00 p.m., New York City time, on each Valuation Date. All transactions and calculations with respect to the Policies as of any Valuation Date are determined as of such time.

  Each Separate Account division is credited with a rate of net investment return equal to its gross rate of investment return during the Valuation Period less a charge for Metropolitan Life's taxes, if any such tax charge becomes necessary in the future (see "Charges and Deductions--Charges Against the Separate Account"). The investment division's gross rate of investment return is equal to the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends paid by the portfolio during the period.

  Depending primarily on the investment experience of the underlying Fund portfolio, a Separate Account investment division's net investment return may be either positive or negative during a Valuation Period.

  Rates of Return. The rates of return for each of the portfolios of the Fund shown below reflect all charges against the Fund portfolios. However, there are significant charges against premiums and the cash value in each Policy that are not imposed against the Fund portfolios and are therefore not reflected. These charges, i.e., charges against premiums, charges for mortality and expense risks and cost of term insurance (see "Charges and Deductions--Premium Expense Charges," and "Monthly Deduction from Cash Value"), significantly decrease the rates of return on a given Policy. The rate of return is computed in each case by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period, adjusting for dividends, and dividing the result by the net asset value per share at the beginning of the period. The resulting ratio is annualized to obtain the Average Annual Return shown. The annualization makes the assumption that the rate of return does not vary from any one year period to another and takes into account the effect of compounding.

  Rates of return are useful for reviewing the effectiveness of Fund management and for comparing the investment returns of the underlying Fund portfolios. HOWEVER, FOR THE REASONS STATED ABOVE, NO OWNER SHOULD EXPECT TO RECEIVE FUND RETURN. The hypothetical historical illustrations (see "Cash Value--Illustrations") demonstrate the effect on the underlying Fund portfolios' rates of return of all charges against premiums and the cash value in the Policy illustrated.

  The first two columns shown for each investment division begin on the later of the date the portfolio of the Fund in which it invests began operations and the date the first registration statement relating to such portfolio was declared effective by the Securities and Exchange Commission and end on the dates indicated. Other periods shown begin on January 1st of the following year and end on December 31st of that year, except that the Average Annual Return column is for the entire period shown for the portfolio in question. Thus the rates of return are based on the actual historical experience of the Fund. The annual return for the International Stock Portfolio was increased due to the voluntary assumption by Metropolitan Life of certain expenses for the International Stock Portfolio in 1993 (see "Management of the Fund," in the prospectus for the Fund). This subsidization affected annual returns only by .01%. There was no subsidization in 1994 or 1995.

                  6/24/83 6/24/83   1/1/84   1/1/85   1/1/86   1/1/87   1/1/88   1/1/89   1/1/90   1/1/91   1/1/92   1/1/93
                 12/31/95 12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93
                 -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Growth..........
Income..........
Money Market....
                                   AVERAGE
                  1/1/94   1/1/95  ANNUAL
                 12/31/94 12/31/95 RETURN
                 -------- -------- -------
Growth..........
Income..........
Money Market....

                                                                                                                    AVERAGE
                 7/25/86  7/25/86   1/1/87   1/1/88   1/1/89   1/1/90   1/1/91   1/1/92   1/1/93   1/1/94   1/1/95  ANNUAL
                 12/31/95 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 RETURN
                 -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------
Diversified.....

                                                                                        AVERAGE
                          5/1/90   5/1/90   1/1/91   1/1/92   1/1/93   1/1/94   1/1/95  ANNUAL
                         12/31/95 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 RETURN
                         -------- -------- -------- -------- -------- -------- -------- -------
Stock Index.............

                                                                                                          AVERAGE
                         4/29/88  4/29/88   1/1/89   1/1/90   1/1/91   1/1/92   1/1/93   1/1/94   1/1/95  ANNUAL
                         12/31/95 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 RETURN
                         -------- -------- -------- -------- -------- -------- -------- -------- -------- -------
Aggressive Growth.......

                                                                               AVERAGE
                          5/1/91   5/1/91   1/1/92   1/1/93   1/1/94   1/1/95  ANNUAL
                         12/31/95 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 RETURN
                         -------- -------- -------- -------- -------- -------- -------
International Stock.....

  Illustrations. In order to demonstrate how the investment experience of the Separate Account investment divisions would have affected the death benefit and cash value of a Policy, hypothetical illustrations for each investment division are set forth below. These hypothetical illustrations are based on the actual historical experience of the Fund as if the Separate Account had been in existence and a Policy had been issued on the dates indicated. They do not represent what may happen in the future.

  The illustrations are based on the payment of annual planned premiums of $1,000 for a specified face amount of $100,000 for a male aged 35. The illustrations assume that the insured is in Metropolitan Life's standard nonsmoker full underwriting risk classification. The periods illustrated are based on the rates of return and periods set forth in "Rates of Return" (see "Cash Value--Rates of Return"). Cash surrender values equal the cash values because the illustrations assume no Policy loans have been made. The death benefits set forth in the following illustrations are the same whether Table I or Table II is used in determining the minimum death benefit under the Policy (see "Death Benefit Options--Minimum Death Benefit"). The illustrations assume that the Policy is not issued to or in connection with a large group.

  The amounts shown for the death benefits and cash values take into account all charges in connection with the Policy, including the charges against premiums, the cost of term insurance, the monthly charge for mortality and expense risks attributable to the Policies, the daily charges to the Fund for direct Fund expenses and the daily charge to the Fund for investment management services. (See "Charges and Deductions").

  For each investment division, one illustration is based on the guaranteed charges; the other illustration assumes the current charges were in effect during the period illustrated (see "Monthly Deduction From Cash Value--Cost of Term Insurance Rate" and "Charge for Mortality and Expense Risks").

  The second column of each example shows the amount which would accumulate if an amount equal to the annual planned premium were invested to earn the rates of return of the corresponding portfolio of the Fund as set forth on page 18. Such amounts do not reflect the effect of income taxes to which an individual earning such rates might be subject.

  These examples of policy performance are for a specific age, sex, rate class, underwriting class, premium payment pattern and policy anniversary as set forth above. The benefits are calculated for a specific policy anniversary. The amount and timing of premium payments would affect individual policy benefits as would any withdrawals or Policy loans.

  Performance may be shown for the systematic investment strategies made available under the Policies (see "Allocation of Premiums and Cash Value-- Systematic Investment Strategies"). Average annual return for the "Equity Generator," "Equalizer," or "Allocator" systematic investment strategies may be calculated by presuming a certain dollar value at the beginning of a period, and comparing this dollar value with the dollar value, based on historical performance for the applicable investment divisions or the Fixed Account, at the end of the period, expressed as a percentage. The average annual return in each case will assume that no withdrawals have occurred and will not reflect charges against premiums, cost of term insurance or monthly policy charges.

  This Prospectus also contains illustrations based on assumed rates of return. See "Illustrations Of Death Benefits, Cash Values And Accumulated Premiums".

  The following examples show how the hypothetical net return of the investment division which invests in the Growth Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1984 (the first January 1 following the effective date for the Growth Portfolio). These examples assume that net premiums and related cash values were in this investment division for the entire period.

                                    GROWTH

  ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER FULL UNDERWRITING RISK)

                           BASED ON CURRENT CHARGES

  POLICY                    PREMIUMS        DEATH BENEFIT              CASH VALUE
YEAR ENDING                ACCUMULATED  ---------------------- --------------------------
ON DECEMBER               AT FUND RATES          OPTION OPTION
  31ST OF                   OF RETURN   OPTION A   B      C    OPTION A OPTION B OPTION C
-----------               ------------- -------- ------ ------ -------- -------- --------
 1984....................
 1985....................
 1986....................
 1987....................
 1988....................
 1989....................
 1990....................
 1991....................
 1992....................
 1993....................
 1994....................
 1995....................

                                     GROWTH

   ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER FULL UNDERWRITING RISK)

                           BASED ON GUARANTEED CHARGES

   POLICY                    PREMIUMS        DEATH BENEFIT              CASH VALUE
 YEAR ENDING                ACCUMULATED  ---------------------- --------------------------
 ON DECEMBER               AT FUND RATES          OPTION OPTION
   31ST OF                   OF RETURN   OPTION A   B      C    OPTION A OPTION B OPTION C
-------------              ------------- -------- ------ ------ -------- -------- --------
  1984....................
  1985....................
  1986....................
  1987....................
  1988....................
  1989....................
  1990....................
  1991....................
  1992....................
  1993....................
  1994....................
  1995....................

  The following examples show how the hypothetical net return of the investment division which invests in the Income Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1984 (the first January 1 following the effective date for the Income Portfolio). These examples assume that the net premiums and related cash values were in this investment division for the entire period.

                                    INCOME

  ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER FULL UNDERWRITING RISK)

                           BASED ON CURRENT CHARGES

  POLICY                    PREMIUMS        DEATH BENEFIT              CASH VALUE
YEAR ENDING                ACCUMULATED  ---------------------- --------------------------
ON DECEMBER               AT FUND RATES          OPTION OPTION
  31ST OF                   OF RETURN   OPTION A   B      C    OPTION A OPTION B OPTION C
-----------               ------------- -------- ------ ------ -------- -------- --------
 1984....................
 1985....................
 1986....................
 1987....................
 1988....................
 1989....................
 1990....................
 1991....................
 1992....................
 1993....................
 1994....................
 1995....................

                                     INCOME

   ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER FULL UNDERWRITING RISK)

                           BASED ON GUARANTEED CHARGES

  POLICY                    PREMIUMS        DEATH BENEFIT              CASH VALUE
YEAR ENDING                ACCUMULATED  ---------------------- --------------------------
ON DECEMBER               AT FUND RATES          OPTION OPTION
  31ST OF                   OF RETURN   OPTION A   B      C    OPTION A OPTION B OPTION C
-----------               ------------- -------- ------ ------ -------- -------- --------
 1984....................
 1985....................
 1986....................
 1987....................
 1988....................
 1989....................
 1990....................
 1991....................
 1992....................
 1993....................
 1994....................
 1995....................

  The following examples show how the hypothetical net return of the investment division which invests in the Money Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1984 (the first January 1 following the effective date for the Money Market Portfolio). These examples assume that net premiums and related cash values were in this investment division for the entire period.

                                 MONEY MARKET

  ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER FULL UNDERWRITING RISK)

                           BASED ON CURRENT CHARGES

  POLICY                    PREMIUMS        DEATH BENEFIT              CASH VALUE
YEAR ENDING                ACCUMULATED  ---------------------- --------------------------
ON DECEMBER               AT FUND RATES          OPTION OPTION
  31ST OF                   OF RETURN   OPTION A   B      C    OPTION A OPTION B OPTION C
-----------               ------------- -------- ------ ------ -------- -------- --------
 1984....................
 1985....................
 1986....................
 1987....................
 1988....................
 1989....................
 1990....................
 1991....................
 1992....................
 1993....................
 1994....................
 1995....................

                                  MONEY MARKET

   ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER FULL UNDERWRITING RISK)

                           BASED ON GUARANTEED CHARGES

  POLICY                    PREMIUMS        DEATH BENEFIT              CASH VALUE
YEAR ENDING                ACCUMULATED  ---------------------- --------------------------
ON DECEMBER               AT FUND RATES          OPTION OPTION
  31ST OF                   OF RETURN   OPTION A   B      C    OPTION A OPTION B OPTION C
-----------               ------------- -------- ------ ------ -------- -------- --------
 1984....................
 1985....................
 1986....................
 1987....................
 1988....................
 1989....................
 1990....................
 1991....................
 1992....................
 1993....................
 1994....................
 1995....................

  The following examples show how the hypothetical net return of the investment division which invests in the Diversified Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1987 (the first January 1 following the effective date for the Diversified Portfolio). These examples assume that net premiums and related cash values were in this investment division for the entire period.

                                  DIVERSIFIED

  ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER FULL UNDERWRITING RISK)

                           BASED ON CURRENT CHARGES

  POLICY                    PREMIUMS        DEATH BENEFIT              CASH VALUE
YEAR ENDING                ACCUMULATED  ---------------------- --------------------------
ON DECEMBER               AT FUND RATES          OPTION OPTION
  31ST OF                   OF RETURN   OPTION A   B      C    OPTION A OPTION B OPTION C
-----------               ------------- -------- ------ ------ -------- -------- --------
 1987....................
 1988....................
 1989....................
 1990....................
 1991....................
 1992....................
 1993....................
 1994....................
 1995....................

                                   DIVERSIFIED

   ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER FULL UNDERWRITING RISK)

                           BASED ON GUARANTEED CHARGES

  POLICY                    PREMIUMS        DEATH BENEFIT              CASH VALUE
YEAR ENDING                ACCUMULATED  ---------------------- --------------------------
ON DECEMBER               AT FUND RATES          OPTION OPTION
  31ST OF                   OF RETURN   OPTION A   B      C    OPTION A OPTION B OPTION C
-----------               ------------- -------- ------ ------ -------- -------- --------
 1987....................
 1988....................
 1989....................
 1990....................
 1991....................
 1992....................
 1993....................
 1994....................
 1995....................

  The following examples show how the hypothetical net return of the investment division which invests in the Stock Index Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1991 (the first January 1 following the effective date for the Stock Index Portfolio). These examples assume that the net premiums and related cash values were in this investment division for the entire period.

                                  STOCK INDEX

  ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER FULL UNDERWRITING RISK)

                           BASED ON CURRENT CHARGES

  POLICY                    PREMIUMS        DEATH BENEFIT              CASH VALUE
YEAR ENDING                ACCUMULATED  ---------------------- --------------------------
ON DECEMBER               AT FUND RATES          OPTION OPTION
  31ST OF                   OF RETURN   OPTION A   B      C    OPTION A OPTION B OPTION C
-----------               ------------- -------- ------ ------ -------- -------- --------
 1991....................
 1992....................
 1993....................
 1994....................
 1995....................

                                   STOCK INDEX

   ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER FULL UNDERWRITING RISK)

                           BASED ON GUARANTEED CHARGES

  POLICY                    PREMIUMS        DEATH BENEFIT              CASH VALUE
YEAR ENDING                ACCUMULATED  ---------------------- --------------------------
ON DECEMBER               AT FUND RATES          OPTION OPTION
  31ST OF                   OF RETURN   OPTION A   B      C    OPTION A OPTION B OPTION C
-----------               ------------- -------- ------ ------ -------- -------- --------
 1991....................
 1992....................
 1993....................
 1994....................
 1995....................

  The following examples show how the hypothetical net return of the investment division which invests in the Aggressive Growth Portfolio of the Fund would have affected benefits for a Policy dated January 1, 1989 (the first January 1 following the effective date for the Aggressive Growth Portfolio). These examples assume that the net premiums and related cash values were in this investment division for the entire period.

                               AGGRESSIVE GROWTH

  ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER FULL UNDERWRITING RISK)

                           BASED ON CURRENT CHARGES

  POLICY                    PREMIUMS        DEATH BENEFIT              CASH VALUE
YEAR ENDING                ACCUMULATED  ---------------------- --------------------------
ON DECEMBER               AT FUND RATES          OPTION OPTION
  31ST OF                   OF RETURN   OPTION A   B      C    OPTION A OPTION B OPTION C
-----------               ------------- -------- ------ ------ -------- -------- --------
 1989....................
 1990....................
 1991....................
 1992....................
 1993....................
 1994....................
 1995....................

                               AGGRESSIVE GROWTH

  ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER FULL UNDERWRITING RISK)

                          BASED ON GUARANTEED CHARGES

  POLICY                    PREMIUMS        DEATH BENEFIT              CASH VALUE
YEAR ENDING                ACCUMULATED  ---------------------- --------------------------
ON DECEMBER               AT FUND RATES          OPTION OPTION
  31ST OF                   OF RETURN   OPTION A   B      C    OPTION A OPTION B OPTION C
-----------               ------------- -------- ------ ------ -------- -------- --------
 1989....................
 1990....................
 1991....................
 1992....................
 1993....................
 1994....................
 1995....................

  The following examples show how the hypothetical net return of the investment division which invests in the International Stock Portfolio of the Fund would have affected benefits for a Policy dated January 1, (the first January 1 following the effective date for the International Stock Portfolio). These examples assume that the net premiums and related cash values were in this investment division for the entire period.

                              INTERNATIONAL STOCK

  ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER FULL UNDERWRITING RISK)

                           BASED ON CURRENT CHARGES

  POLICY                    PREMIUMS        DEATH BENEFIT              CASH VALUE
YEAR ENDING                ACCUMULATED  ---------------------- --------------------------
ON DECEMBER               AT FUND RATES          OPTION OPTION
  31ST OF                   OF RETURN   OPTION A   B      C    OPTION A OPTION B OPTION C
-----------               ------------- -------- ------ ------ -------- -------- --------
 1992....................
 1993....................
 1994....................
 1995....................

                               INTERNATIONAL STOCK

   ($100,000 SPECIFIED FACE AMOUNT, STANDARD NONSMOKER FULL UNDERWRITING RISK)

                           BASED ON GUARANTEED CHARGES

  POLICY                    PREMIUMS        DEATH BENEFIT              CASH VALUE
YEAR ENDING                ACCUMULATED  ---------------------- --------------------------
ON DECEMBER               AT FUND RATES          OPTION OPTION
  31ST OF                   OF RETURN   OPTION A   B      C    OPTION A OPTION B OPTION C
-----------               ------------- -------- ------ ------ -------- -------- --------
 1992....................
 1993....................
 1994....................
 1995....................

  From time to time the Separate Account may advertise performance ranking information among similar investments as compiled by Lipper Analytical Services Inc., Morningstar, Inc. and other independent organizations.

  From time to time the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes.

BENEFIT AT FINAL DATE

  If the insured is living, and unless otherwise notified, Metropolitan Life will pay to the Policy owner the cash value of the Policy on the Final Date, reduced by any outstanding indebtedness (see "Policy Benefits-
Cash Value"). The Final Date of a Policy is the Policy anniversary on which the insured is 95 (see "Federal Tax Matters"). The Policy owner may request in writing to continue the Policy after the Final Date. If the Policy owner so requests, the death benefit will be equal to the cash value on the date of death of the insured. The insurance proceeds will equal the death benefit reduced by any outstanding indebtedness.

OPTIONAL INCOME PLANS

  During the insured's lifetime, the Policy owner may arrange for the insurance proceeds to be paid in a single sum, in an account that earns interest or under one or more of the available optional income plans. For more specifics regarding optional income plans, see the Appendix to Prospectus. These choices are also available at the Final Date and if the Policy is surrendered. If no election is made, Metropolitan Life will place the amount in an account that earns interest. The payee will have immediate access to all or any part of the account.

  When the insurance proceeds are payable in a single sum, or if no choice was in effect on the date of death, the beneficiary may, within one year of the insured's death, select one or more of the optional income plans, if no payments have yet been made. If the insurance proceeds become payable under an optional income plan and the beneficiary has the right to withdraw the entire amount, the beneficiary may name and change contingent beneficiaries.

OPTIONAL INSURANCE BENEFITS

  Subject to certain requirements, one or more of the optional insurance benefits described in the Appendix to Prospectus, may be included with a Policy by rider. The cost of any accidental death benefit rider, disability waiver benefit rider or yearly renewable term rider will be deducted as part of the monthly deduction (see "Charges and Deductions--Monthly Deduction From Cash Value"). There is no charge for the accelerated death benefit rider. The cost of the interim term insurance benefit rider is paid for separately since it provides insurance for a period prior to the Date of Policy. See the Appendix to Prospectus, for a discussion of how certain riders affect the benefits under the Policy.

                      PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

  Entities wishing to purchase a Policy must complete an application with respect to each individual to be insured which will be sent to the Designated Office. A Policy will not be issued with a specified face amount less than the Minimum Initial Specified Face Amount. A Policy will generally be issued only on insureds 70 years of age or under who supply evidence of insurability satisfactory to Metropolitan Life. Metropolitan Life may, however, at its sole discretion, issue a Policy for an individual above the age of 70. Acceptance is subject to Metropolitan Life's underwriting rules, and Metropolitan Life reserves the right to reject an application for any reason permitted by law. If required by state law, the insured must consent to any insurance purchased on his or her life.

  Metropolitan Life, at its discretion, may use one of three types of underwriting when selling Policies, depending on the total number of eligible prospective insureds for whom an entity can purchase a Policy and the percentage of such prospective insureds on which a Policy is actually purchased. The three types of underwriting are: Guaranteed Issue, Simplified Underwriting and Full Underwriting. Generally Full Underwriting requires more evidence of insurability and rating classification than Simplified Underwriting. Guaranteed Issue requires the least evidence of insurability. An insured person who is a standard risk under Simplified Underwriting or Guaranteed Issue may be subject to a higher cost of term insurance rate than would apply to the same insured person under Full Underwriting (see "Monthly Deduction from Cash Value--Underwriting Class").

  The Date of Policy is the date used to determine Policy years and Policy months regardless of when the Policy is delivered. The Date of Policy will ordinarily be the date the application is approved. Within limits, Metropolitan Life may establish an earlier Date of Policy if desired to preserve a younger age at issue for the insured. Entities may also request that the Date of Policy be the date the planned periodic premium is received. In these instances, the Policy owner will incur a charge for insurance protection prior to the time that insurance coverage under the Policy is in force. However, an earlier Date of Policy has the potential advantage, to the Policy owner, of an earlier Investment Start Date if a payment is received.

  Metropolitan Life will allocate net premiums to the Separate Account and/or the Fixed Account on the Investment Start Date (see "Allocation of Premiums and Cash Value"). The Investment Start Date is the later of (i) the Date of Policy and (ii) the date the first premium for a Policy is received at the Designated Office.

PREMIUMS

  Payment of Premiums. Each Policy owner will determine a planned periodic premium schedule that provides for the payment of a level premium at fixed intervals for a specified period of time. After payment of the first planned periodic premium, the Policy owner is not required to pay premiums in accordance with the planned periodic premium schedule.

  MOREOVER THE PAYMENT OF PLANNED PERIODIC PREMIUMS WILL NOT GUARANTEE THAT THE POLICY REMAINS IN FORCE. Instead, the duration of the Policy depends upon the Policy's cash value (see "Policy Termination and Reinstatement-- Termination").

  The Policy owner must designate in the application one of the following ways to pay the planned periodic premium. The Policy owner may elect to pay the planned periodic premium annually, semi-annually or through a payroll deduction plan as permitted by Metropolitan Life.

  Subject to the minimum and maximum premium limitations described below, a Policy owner may make unscheduled premium payments at any time in any amount. The Policy, therefore, provides the owner with the flexibility to vary the frequency and amount of premium payments to reflect changing financial conditions.

  All premium payments after the initial premium payment are credited to the Separate Account or Fixed Account as of the Date of Receipt.

  Premium Limitations. Except as described below, the total of all premiums paid, both planned and unplanned, can never exceed the then current maximum premium limitation determined by Internal Revenue Code rules relating to the definition of life insurance. If at any time a premium is paid that would result in total premiums exceeding the then current maximum premium limitations, Metropolitan Life will accept only that portion of the premium that will make total premiums equal the limit. Any part of the premium in excess of that amount will be refunded, and no further premiums will be accepted until allowed by the maximum premium limitations. These limitations will not apply to any premium that is required to be paid in order to prevent the Policy from terminating.

  There may be cases where the total of all premiums paid could cause the Policy to be classified as a modified endowment contract (see "Federal Tax Matters"). The annual statement (see "Reports") sent to each Policy owner will include information regarding the modified endowment contract status of a Policy. In cases where a Policy is not an irrevocable modified endowment contract, the annual statement will indicate what action the Policy owner can take to reverse the modified endowment contract status of the Policy.

  The first premium may not be less than the planned premium. Every planned premium payment after the first Policy year must be at least $100 on an annual basis or a semi-annual basis. Every unplanned premium payment must be at least $100. Premium payments less than these minimum amounts will be refunded to the Policy owner. These minimum premium limits can be increased by Metropolitan Life. No increase will take effect until 90 days after notice is sent to the Policy owner.

  Metropolitan Life reserves the right not to extend an offer to sell the Policies to any group or individual associated with such group if the total amount of annual premium that is expected to be paid in connection with all Policies sold to the group or individuals associated with such group is less than $250,000. This annual premium limitation applies in addition to the individual Policy premium minimum described in the prior paragraph.

ALLOCATION OF PREMIUMS AND CASH VALUE

  Net Premiums. The net premium equals the premium paid less premium expense charges (see "Charges and Deductions--Premium Expense Charges").

  Allocation of Net Premiums. In the application (in the case where the Owner is an individual) or in the delivery receipt (in the case where the Owner is other than an individual) for a Policy, the Policy owner indicates the initial allocation of net premiums among the investment divisions of the Separate Account. The Policy owner determines in the application what portion, if any, of net premiums is to be allocated to the Fixed Account. Allocation percentages must be in whole numbers; for example, 33 1/3% may not be chosen. Allocations with respect to the Fixed Account are effective as of the Investment Start Date. Allocations with respect to the investment divisions of the Separate Account are effective as of the end of the free-look period; prior to the end of the free-look period, net premium payments allocated to the investment divisions of the Separate Account will be invested in the Money Market Portfolio as of the Investment Start Date (see "Is there a "Free Look' Period?").The Policy owner may change the allocation of future net premiums without charge at any time, after the end of the free-look period, by providing Metropolitan Life with written notification at the Designated Office. For California Policies, cash value allocated to the International Stock Division is subject to a maximum of 80% of the total cash value in the Separate Account. The change will be effective as of the Date of Receipt of the notice at the Designated Office.

  The Policy's cash value in the investment divisions of the Separate Account will vary with the investment experience of these investment divisions, and the Policy owner bears this investment risk. Policy owners should periodically review their allocations of net premiums and cash values in light of market conditions and their overall financial planning requirements.

  Cash Value Transfers. After the end of the free-look period (see "Is there a "Free Look' Period?"), the Policy owner may transfer cash value between the Fixed Account and the investment divisions of the Separate Account and among the investment divisions of the Separate Account. At the present time, there is no charge for the first six transfers in any Policy year. A charge of $25 will be assessed when any additional amounts are transferred in the same Policy year (see "Charges and Deductions--Transfer Charge"). Metropolitan Life reserves the right in the future to assess a charge against all transfers. There is no charge for any transfer made pursuant to a systematic investment strategy. In addition, transfers made pursuant to any systematic investment strategy are not included in the six charge-free transfers permitted each Policy year (see "Systematic Investment Strategies"). A free transfer will be permitted for a transfer of the entire amount in the Separate Account to the Fixed Account at any time during the first 24 Policy months (see "Policy Rights--Exchange Privilege"). The minimum amount that may be transferred, other than pursuant to a systematic investment strategy, is the lesser of $50 or the total amount in an investment division or the Fixed Account. The maximum amount that may be transferred or withdrawn from the Fixed Account in any Policy year is the greater of $50 or 25% of the largest amount in the Fixed Account over the last four Policy years. This limit does not apply to a full surrender, to any loans taken or to any transfers made under a systematic investment strategy (see "Systematic Investment Strategies"). Transferring cash value from one or more investment divisions and/or the Fixed Account into one or more other investment divisions and/or the Fixed Account counts as one transfer. Metropolitan Life reserves the right to delay the transfer, withdrawal, surrender and payment of policy loans of amounts from the Fixed Account for up to six months (see "The Fixed Account--Transfers, Withdrawals, Surrenders, and Policy Loans"). Metropolitan Life will effectuate transfers and determine all values in connection with transfers as of the Date of Receipt of written notice at the Designated Office.

  There is no charge for transfers resulting from Policy loans and loan repayments (or, for California Policies, transfers out of the International Stock Division pursuant to the following paragraph) and they will not count against the six charge-free transfers in a Policy year. Transfers are not taxable transactions under current law. Transfer requests must be in writing in a form acceptable to Metropolitan Life.

  California Policies. For California Policies, a Policy's cash value in the International Stock Division may not exceed 80% of the Policy's total cash value in the Separate Account. No transfer will be made if it results in a Policy's cash value in the International Stock Division exceeding this limit. At the beginning of each quarter as measured from the Policy anniversary, the Policy will be reviewed by Metropolitan Life to verify that the cash value in the International Stock Division does not exceed 80% of the total cash value in the Separate Account. If it does, the excess will be transferred to the other divisions proportionately. The portion of the excess transferred to each division will be equal to the ratio (computed prior to the transfer) of the cash value in that division to the total cash value in the Separate Account, excluding the International Stock Division.

  Systematic Investment Strategies. Metropolitan Life may permit the Policy owner to submit a written authorization directing Metropolitan Life to make transfers on a continuing periodic basis from one investment division to another or to the Fixed Account. Metropolitan Life offers three such investment strategies: the "Equity Generator," the "Equalizer" and the "Allocator." Both the "Equity Generator" and the "Allocator" may be elected at any time. The "Equalizer" may be elected only on a Policy anniversary. Only one systematic investment strategy may be in effect at any one time. The Owner may submit a written request directing Metropolitan Life to cancel a systematic investment strategy at any time.

  Under the "Equity Generator," Policy owners may have the interest earned on amounts in the Fixed Account transferred to the Stock Index investment division. Any such transfer from the Fixed Account to the Stock Index investment division will be made at the beginning of each Policy month following the Policy month in which the interest is earned. The transfer will only be made for a month during which at least $20.00 in interest is earned. Amounts earned during a month in which less than $20.00 in interest is earned will remain in the Fixed Account.

  Under the "Equalizer," at the beginning of each Policy month, a transfer is made from the Stock Index investment division to the Fixed Account or from the Fixed Account to the Stock Index investment division in order to make the Fixed Account and Stock Index investment division equal in value. While the "Equalizer" is in effect, any cash value transfer out of the Stock Index investment division that is not part of this systematic investment strategy will automatically terminate the "Equalizer" election. The Policy owner may then reelect the "Equalizer" commencing on the next Policy anniversary.

  Under the "Allocator," at the beginning of each Policy month, an amount designated by the Policy owner is transferred from the Money Market investment division to the Fixed Account and/or any investment division(s) specified by the Owner. The Policy owner may choose to do this in one of the following three ways: (1) designating an amount to be transferred from the Money Market investment division each month until amounts in that investment division are exhausted; (2) designating an amount to be transferred from the Money Market investment division for a certain number of months; or (3) designating a total amount to be transferred from the Money Market investment division in equal monthly installments over a certain number of months. The Policy owner's designations must allow the "Allocator" to remain in effect for at least three months.

POLICY TERMINATION AND REINSTATEMENT

  Termination. If the cash surrender value on any monthly anniversary is insufficient to cover the monthly deduction, Metropolitan Life will notify the Policy owner and any assignee of record of that shortfall. In either case, the Policy owner will then have a grace period of 61 days, measured from the monthly anniversary, to make sufficient payment. The minimum necessary payment must be an amount sufficient to keep the Policy in force for two months after the premium expense charges have been deducted. Failure to make a sufficient payment within the grace period will result in termination of the Policy. The Policy terminates without any cash surrender value. If the insured dies during the grace period, the insurance proceeds will still be payable, but any due and unpaid monthly deductions will be deducted from the proceeds.

  Reinstatement. A terminated Policy may be reinstated anytime within 3 years (5 years in Missouri) after the end of the grace period and before the Final Date by submitting the following items to Metropolitan Life: (1) a written application for reinstatement; (2) evidence of insurability satisfactory to Metropolitan Life; and (3) a premium that, after the deduction of the premium expense charges (see "Charges and Deductions-- Premium Expense Charges"), is large enough to cover the monthly deductions for at least the two Policy months commencing with the effective date of reinstatement.

  Indebtedness on the date of termination will be cancelled and need not be repaid and will not be reinstated. The amount of cash surrender value on the date of reinstatement will be equal to two monthly deductions plus any amount of net premiums paid at reinstatement in excess of the amount of premium required above to reinstate the Policy.

  The date of reinstatement will be the date of approval of the application for reinstatement. The terms of the original Policy, including the insurance rates provided therein, will apply to the reinstated Policy. A reinstated Policy is subject to a new two year period of contestability (see "Other Policy Provisions-- Incontestability").

                            CHARGES AND DEDUCTIONS

PREMIUM EXPENSE CHARGES

  Sales Load. A charge (which may be deemed to be a sales load as defined in the 1940 Act) is deducted from each premium payment received by Metropolitan Life as described below. For Policies issued prior to May 1, 1996 or to or in connection with a large group, the sales charge is up to 1% of premiums paid. For Policies issued to or in connection with other groups on or after May 1, 1996, the sales charge may be up to 9% of premiums paid in each of the first ten Policy years and up to 3% of premiums paid in each Policy year thereafter until the total of such payments in each such Policy year equals the annual target premium for that year. For these Policies, the sales charge is reduced to 0% for payments made in excess of the annual target premium in any Policy year. The actual sales charge varies based upon factors described under "Variations in Charges."

  The amount of the sales load from the premium expense charge in any Policy year cannot be specifically related to actual sales expenses for that year, which include any sales compensation and costs of prospectuses, other sales material and advertising. To the extent that sales expenses are not recovered from the charges for sales load, such expenses will be recovered from other sources, including any excess accumulated charges for mortality and expense risks under the Policies, any other gains attributable to operations with respect to the Policies and Metropolitan Life's general assets and surplus. Metropolitan Life does not anticipate that all its total sales expenses will be recovered from the sales charges. In no case will the premium expense charge exceed any maximum imposed by state insurance law including that of New York State. This may necessitate reduced premium expense charges, particularly at certain higher issue ages.

  Administrative Charge. An administrative charge of up to 1.05% of premiums paid is deducted from all premium payments.

  The administrative charge is used to compensate Metropolitan Life for expenses incurred in administering, issuing and underwriting the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the insured's risk class, and establishing policy records. Metropolitan Life does not expect to derive a profit from this charge.

  The administrative charge is reduced by 1% on the portion of any premiums paid in a Policy year which exceeds the target premium (see "Definitions").

  Tax Charges. Two charges are currently made for taxes related to premiums. These taxes include any federal, state or local taxes measured by or based on the amount of premiums received by Metropolitan Life. A charge of 1.2% of each premium payment is made for the purpose of recovering a portion of the federal income taxes of Metropolitan Life that is determined by the amount of premiums received in connection with the Policy ("DAC tax charge"). MetLife represents that this charge is reasonable in relation to MetLife's increased federal income tax burden under the Internal Revenue Code resulting from receipt of premiums. An additional charge is made for state premium taxes of 2.25% of each premium payment. Premium taxes vary from state to state, and may be zero in some cases. The 2.25% rate approximates the average tax rate expected to be paid on premiums from all states.

TRANSFER CHARGE

  At the present time, a charge of $25 will be assessed against the cash value of a Policy when amounts are transferred among the investment divisions of the Separate Account and between the investment divisions and the Fixed Account more than six times in any Policy year. There is no charge for any transfer made pursuant to a systematic investment strategy. In addition transfers made pursuant to any systematic investment strategy are not included in the six charge-free transfers permitted each Policy year (see "Systematic Investment Strategies"). Metropolitan Life reserves the right in the future to assess a charge against all transfers. The charge will be allocated among the Fixed Account and each investment division of the Separate Account from which amounts are transferred in the same proportion that the amounts transferred from the Fixed Account and the amounts transferred from each investment division bear to the total amount transferred, when the requested transfer is effected. Thus, for example, if a request is received for a transfer of $100, cash value in the amount of $100 will be deducted from the particular investment division(s), with $100 being transferred to the requested new investment division(s). The $25 would be deducted based on the cash value in each investment division from which amounts are transferred at the time of the transfer. Transfers resulting from Policy loans and loan repayments will not be charged and will not count against the six charge-free transfers in a Policy year. In addition, during the first 24 Policy months, a complete transfer of all amounts in the investment divisions of the Separate Account to the Fixed Account will not be charged and will not count as one of the six charge-free transfers in a Policy year (see "Policy Rights--Exchange Privilege").

MONTHLY DEDUCTION FROM CASH VALUE

  The monthly deduction from cash value includes the cost of term insurance charge, the charge for any accidental death benefit rider or disability waiver rider (see "Policy Benefits--Optional Insurance Benefits") and the charge for mortality and expense risks. The cost of term insurance charge and the charge for mortality and expense risks are discussed separately in the paragraphs that follow. The monthly deduction will also include a charge for requested increases in the death benefit for the month in which the increase occurs, as discussed more fully under "Policy Benefits--Increases".

  The monthly deduction will be deducted as of each monthly anniversary commencing with the Date of Policy. The monthly deduction (excluding the monthly mortality and expense risk charge) will be allocated among the Fixed Account and each investment division of the Separate Account on a Pro Rata Basis. The monthly mortality and expense risk charge will be allocated proportionally to values in each investment division of the Separate Account. See "Payment and Allocation of Premiums--Issuance of a Policy", regarding when insurance coverage starts under a newly issued Policy.

  Cost of Term Insurance. Because the cost of term insurance depends upon a number of variables, it can vary from month to month. Metropolitan Life will determine the monthly cost of term insurance charge by multiplying the applicable cost of term insurance rate or rates by the term insurance amount for each Policy month. The term insurance amount for a Policy month is (a) the death benefit at the beginning of the Policy month divided by 1.0032737 (a discount factor to account for return deemed to be earned during the month), less (b) the cash value at the beginning of the Policy month.

  The term insurance amount may be affected by changes in the cash value or in the specified face amount of the Policy and will be greater for owners who have selected Death Benefit Option B or C than for those who have selected Death Benefit Option A (see "Policy Benefits--Death Benefits"), assuming the same specified face amount in each case, assuming no withdrawals have been made and assuming that the minimum death benefit is not in effect. Since the death benefit under Option A remains constant while the death benefit under Options B and C vary with the cash value and premiums paid, respectively (assuming no withdrawals have been made from the Policy), all cash value increases will generally reduce the term insurance amount under Option A but not under Option B or C. However, the term insurance amount under Option C will generally be reduced by cash value increases resulting from investment experience or interest credited. If the term insurance amount is greater, the cost of insurance will be greater. If the minimum death benefit is in effect (see "Death Benefit Options--Minimum Death Benefit"), then the cost of term insurance may vary directly with the cash value under all death benefit options.

  The cost of term insurance is zero after the Final Date.

  If more than one rate class is in effect under a Policy (see "Rate Class"), the cost of term insurance will decrease if a Policy owner converts from Option A to Option B or C and will increase if a Policy owner converts from Option B or C to Option A.

  Cost of Term Insurance Rate. Cost of term insurance rates are based on the sex (except in Montana and Massachusetts, and in the case of Policies sold in connection with certain corporate sponsored plans), age, underwriting and rate class of the insured. The actual monthly cost of term insurance rates will be based on Metropolitan Life's expectations as to future experience. They will not, however, be greater than the guaranteed cost of term insurance rates set forth in the Policy. These guaranteed rates are based on certain of the 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex (except where unisex is required, as noted above), and age. The Tables used for this purpose set forth different mortality estimates for males and females (except as qualified above). Any change in the cost of term insurance rates will apply to all persons of the same insuring age, sex (except as qualified above), underwriting and rate class whose Policies have been in force for the same length of time. Metropolitan Life reviews its cost of term insurance rates periodically and may adjust the rates from time to time.

  Underwriting Class. The underwriting class of an insured affects the cost of term insurance rate. There are three underwriting classes: Guaranteed Issue, Simplified Underwriting, and Full Underwriting. Generally, Guaranteed Issue rates are greater than or equal to Simplified Issue rates. Simplified Issue rates are greater than or equal to Full Underwriting rates. Because only limited underwriting information is obtained in Guaranteed Issue and Simplified Underwriting, issuances of Policies under these underwriting classes may present additional mortality cost to Metropolitan Life relative to those issued under Full Underwriting and therefore result in higher cost of term insurance rates for the Policy.

  Rate Class. The rate class of an insured affects the cost of term insurance rate. Metropolitan Life currently places insureds into a standard rate class or rate classes involving a higher mortality risk. For Ages 20 and over, each such rate class may be further divided into a smoker division and a nonsmoker division. In an otherwise identical Policy, insureds in the standard rate class will have a lower cost of term insurance than those in the rate class with the higher mortality risk. Also, those insureds in the nonsmoker division of a rate class will have a lower cost of term insurance than those in the smoker division of the same rate class. In addition, females will have a lower cost of term insurance than males in the same rate class (except in Montana and Massachusetts, and in the case of Policies sold in connection with certain corporate sponsored plans).

  If a Policy owner requests a specified face amount increase at a time when the insured is in a less favorable rate class or division than previously, a correspondingly higher cost of insurance rate will apply to that portion of the underwritten term insurance amount attributable to the increase. On the other hand, if the insured's rate class or division improves, the lower cost of insurance rate will apply to the entire underwritten term insurance amount.

  Charge for Mortality and Expense Risks. A monthly charge currently equivalent to an effective annual rate of up to .60% (up to .30% after the ninth policy year) of the monthly Policy cash value in the Separate Account is imposed to compensate Metropolitan Life for its assumption of certain mortality and expense risks and is guaranteed not to exceed an effective annual rate of .90%. Because the Policies have been offered only since 1993, the reduced current mortality and expense risk charge after the ninth Policy year has not yet taken effect as to any Policy.

  The mortality risk assumed is that insureds may live for a shorter period of time than estimated (i.e., the period of time based on the appropriate 1980 Commissioners Standard Ordinary Mortality Table) and, thus, a greater amount of death benefits than expected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. Metropolitan Life will realize a gain if the charges prove ultimately to be more than sufficient to cover its actual costs of such mortality and expense commitments. If the charges are not sufficient, the loss will fall on Metropolitan Life. If its estimates of future mortality and expense experience are accurate, Metropolitan Life anticipates that it will realize a profit from the mortality and expense risk charge; however if such estimates are inaccurate, Metropolitan Life could incur a loss.

VARIATIONS IN CHARGES

  Sales and/or administrative charges may vary by group. Variations will depend upon the anticipated sales and/or administrative costs associated, respectively, with the sale of the Policy to the group or individuals associated with the group. Similarly, the charge for mortality and expense risks may vary by group. Variations in this charge will depend upon the nature of the group and individuals associated with the group. For example, if Metropolitan Life anticipates that, because of the nature of the group and individuals associated with the group, there is a greater risk that the mortality and expense charges that could be made under the Policies would be insufficient to cover actual mortality and expense costs, the mortality and expense risk charge would be higher.

  Variations in the charges will be made in accordance with Metropolitan Life's established and uniformly applied administrative procedures that are in effect at the time of the application for the Policy. Factors considered by Metropolitan Life in determining charges include, but are not limited to, the following: the nature of the group and its organizational framework; the method by which sales will be made to the individuals associated with the group; the facility with which premiums will be paid; the group's capabilities with respect to administrative tasks; the anticipated persistency of the Policies; the size of the group and the number of years it has been in existence; and the aggregate amount of premiums expected to be paid on Policies owned by the group or individuals associated with the group. Any variations in charges will be reasonable and will not be unfairly discriminatory to the interests of any Policy owner.

CHARGES AGAINST THE SEPARATE ACCOUNT

  Charge for Income Taxes. Currently, no charge is made against the Separate Account for income taxes. However, Metropolitan Life may decide to make such a charge in the future (see "Federal Tax Matters--Taxation of Metropolitan Life").

GUARANTEE OF CERTAIN CHARGES

  Metropolitan Life guarantees, and may not increase, the charges deducted from premiums with respect to the Policies.

OTHER CHARGES

  Fund Investment Management Fee and Other Expenses. Shares of the Fund are purchased for the Separate Account at their net asset value. The net asset value of Fund shares is determined after deduction of the fee paid by the Fund at the annual rate of .25% (.75% for the International Stock Portfolio and the Aggressive Growth Portfolio) of the average daily value of the aggregate net assets of the portfolios for the investment management services provided by Metropolitan Life, as described more fully under "What are Separate Account UL, the Fixed Account and the Metropolitan Series Fund?", page 5 and in the attached prospectus for the Fund. The net asset value of Fund shares also reflects the deduction of direct expenses from the assets of the Fund as more fully described in the attached prospectus for the Fund.

   ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES AND ACCUMULATED PREMIUMS

  The tables in this section illustrate the way in which a Policy's death benefit and cash value could vary over an extended period of time assuming that all premiums are allocated to and remain in the Separate Account for the entire period shown and hypothetical gross investment rates of return for the Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6% and 12%. The tables are based on the payment of annual planned premiums (see "Premiums--Premium Limitations," page 27), for a specified face amount of $100,000 for males aged 35 and 50. Each illustration assumes that the insured is in Metropolitan Life's standard nonsmoker full underwriting risk classification. Illustrations for an insured in Metropolitan Life's standard smoker full underwriting risk classification would show, for the same age and premium payments, lower cash values and, therefore, for the minimum death benefit and death benefit Option B, lower death benefits. Illustrations for an insured in Metropolitan Life's Simplified Issue or Guaranteed Issue classifications would generally show, for the same age, smoking class, rating class and premium payments, lower cash values than the corresponding full underwriting illustration.

  The death benefits and cash values would be different from those shown if the actual gross investment rates of return averaged 0%, 6% or 12% over a period of years, but fluctuated above or below such averages for individual policy years. The values would also be different depending on the allocation of a Policy's total cash value among the investment divisions of the Separate Account, if the actual rates of return averaged 0%, 6% or 12% but the rates for each portfolio of the Fund varied above and below such averages.

  The amounts shown for the death benefits and cash values take into account the deductions from premiums and the monthly deduction from cash value and the daily charge to the Fund for investment management services equivalent to an annual rate of .392857% of the average daily value of the aggregate net assets of the Fund (an average of the five available portfolios of the Fund that have an investment management fee of .25% and the two portfolios that have an investment management fee of .75%) and .118600% for direct Fund expenses (the average daily rate of such expenses for the entire Fund in 1995). (See "Charges and Deductions.")

  The guaranteed maximum charges illustrations assume: (1) a cost of insurance charge rate equal to 100% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality tables; (2) a sales charge of 9% of premiums paid up to one target premium in each of the first ten Policy years and 3% of premiums paid up to one target premium in each Policy year thereafter; (3) an administrative charge of 1.05% of premiums paid up to one target premium and .05% thereafter; (4) a 1.2% DAC tax charge; (5) a 2.25% state premium tax charge; and (6) a mortality and expense risk charge of .90% of the average daily value of the assets in the Separate Account attributable to the Policies.

  The current charges illustrations assume: (1) the current cost of insurance charge rate; (2) a sales charge of 9% of premiums paid up to one target premium in each of the first ten Policy years and 3% of premiums paid up to one target premium in each Policy year thereafter; (3) an administrative charge of 1.05% of premiums paid up to one target premium and .05% thereafter;
(4) a 1.2% DAC tax charge; (5) a 2.25% state premium tax charge; and (6) a mortality and expense risk charge of .60% (.30% after the ninth Policy year) of the average daily value of the assets in the Separate Account attributable to the Policies.

  The tables are based on a minimum death benefit calculation using the Guideline Premium/Cash Value Corridor test. Certain tables have been footnoted to indicate differences in total cash value and total death benefit that arise when the Cash Value Accumulation test rather than the Guideline Premium/Cash Value Corridor test is used to determine minimum death benefit (see "Death Benefit Options--Minimum Death Benefit"). In general the death benefit calculated using the Cash Value Accumulation test will be equal to or greater than the death benefit calculated using the Guideline Premium/Cash Value Corridor test.

  Taking account of the charge for investment management services and other Fund expenses, the gross annual investment rates of return of 0%, 6% and 12%
correspond to actual (or net) annual rates of: -.  %,    % and    %,
respectively.

  The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Separate Account since no such charges are currently made. However, if in the future such charges are made, in order to produce the death benefits and cash values illustrated, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges. (See "Federal Tax Matters--Taxation of Metropolitan Life".)

  The second column of the tables shows the amount which would accumulate if an amount equal to the annual planned premium were invested to earn interest, after taxes, at 5% compounded annually.

  Upon request, Metropolitan Life will furnish an illustration reflecting the proposed insured's age, sex, the specified face amount or premium amount requested, frequency of planned periodic premium payments, death benefit option selected and any available rider requested. When the yearly renewable term rider is available, an additional illustration may be requested showing the effect on Policy benefits of obtaining a portion of the coverage under such rider.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35
                   STANDARD NONSMOKER FULL UNDERWRITING RISK
            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION A

                        GUARANTEED MAXIMUM CHARGES

                                 TOTAL CASH VALUE(2)   TOTAL DEATH BENEFIT(2)
                                ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL
                               GROSS ANNUAL INVESTMENT GROSS ANNUAL INVESTMENT
                   PREMIUMS        RATES OF RETURN       RATES OF RETURN OF
    END OF       ACCUMULATED   ----------------------- -----------------------
    POLICY      AT 5% INTEREST
     YEAR          PER YEAR      0%     6%      12%      0%      6%      12%
    ------      -------------- -------------- -------- ------- ------- -------
 1 ............                                        100,000 100,000 100,000
 2 ............                                        100,000 100,000 100,000
 3 ............                                        100,000 100,000 100,000
 4 ............                                        100,000 100,000 100,000
 5 ............                                        100,000 100,000 100,000
 6 ............                                        100,000 100,000 100,000
 7 ............                                        100,000 100,000 100,000
 8 ............                                        100,000 100,000 100,000
 9 ............                                        100,000 100,000 100,000
10 ............                                        100,000 100,000 100,000
15 ............                                        100,000 100,000 100,000
20 ............                                        100,000 100,000 100,000
25 ............                                        100,000 100,000 100,000*
30 ............                                        100,000 100,000

-------
(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit" for further details.

 * If the Cash Value Accumulation test had been used, the following changes would apply:

                        CASH                             DEATH
      YR.               VALUE  YR.                      BENEFIT
      ---               -----  ---                      -------
      25 ..............        25 .....................
      30 ..............        30 .....................

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35
                   STANDARD NONSMOKER FULL UNDERWRITING RISK
            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION B

                        GUARANTEED MAXIMUM CHARGES

                                  TOTAL CASH VALUE(2)   TOTAL DEATH BENEFIT(2)
                                 ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL
                                GROSS ANNUAL INVESTMENT GROSS ANNUAL INVESTMENT
                    PREMIUMS        RATES OF RETURN       RATES OF RETURN OF
    END OF        ACCUMULATED   ------------------------------------------------
    POLICY       AT 5% INTEREST
     YEAR           PER YEAR      0%      6%      12%     0%      6%      12%
    ------       -------------- ------- ------- --------------- ------- --------
 1 ............
 2 ............
 3 ............
 4 ............
 5 ............
 6 ............
 7 ............
 8 ............
 9 ............
10 ............
15 ............
20 ............
25 ............
30 ............

-------
(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Zero values in cash value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums--Termination" for further details.


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35
                   STANDARD NONSMOKER FULL UNDERWRITING RISK
            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION C

                        GUARANTEED MAXIMUM CHARGES

                            TOTAL CASH VALUE(2)   TOTAL DEATH BENEFIT(2)
                           ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL
                          GROSS ANNUAL INVESTMENT GROSS ANNUAL INVESTMENT
              PREMIUMS        RATES OF RETURN       RATES OF RETURN OF
  END OF    ACCUMULATED   ------------------------------------------------
  POLICY   AT 5% INTEREST
   YEAR       PER YEAR      0%      6%      12%     0%      6%      12%
  ------   -------------- ------- ------- --------------- ------- --------
 1........
 2........
 3........
 4........
 5........
 6........
 7........
 8........
 9........
10........
15........
20........
25........
30........

-------
(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Zero values in cash value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums--Termination" for further details.

 * If the Cash Value Accumulation test had been used, the following changes would apply:

                       CASH                            DEATH
      YR.              VALUE YR.                      BENEFIT
      ---              ----- ---                      -------
      30 ....................30 ......................

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35
                   STANDARD NONSMOKER FULL UNDERWRITING RISK
            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION A

                             CURRENT CHARGES

                                  TOTAL CASH VALUE(2)   TOTAL DEATH BENEFIT(2)
                                 ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL
                                GROSS ANNUAL INVESTMENT GROSS ANNUAL INVESTMENT
                    PREMIUMS        RATES OF RETURN       RATES OF RETURN OF
    END OF        ACCUMULATED   ----------------------- -----------------------
    POLICY       AT 5% INTEREST
     YEAR           PER YEAR      0%      6%      12%     0%      6%      12%
    ------       -------------- ------- ------- ------- ------- ------- -------
 1 ............                                         100,000 100,000 100,000
 2 ............                                         100,000 100,000 100,000
 3 ............                                         100,000 100,000 100,000
 4 ............                                         100,000 100,000 100,000
 5 ............                                         100,000 100,000 100,000
 6 ............                                         100,000 100,000 100,000
 7 ............                                         100,000 100,000 100,000
 8 ............                                         100,000 100,000 100,000
 9 ............                                         100,000 100,000 100,000
10 ............                                         100,000 100,000 100,000
15 ............                                         100,000 100,000 100,000
20 ............                                         100,000 100,000 100,000*
25 ............                                         100,000 100,000
30 ............                                         100,000 100,000

-------
(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit" for further details.
 * If the Cash Value Accumulation test had been used, the following changes would apply:

                                CASH                                         DEATH
      YR.                       VALUE             YR.                       BENEFIT
      ---                       -----             ---                       -------
      20 ................                         20 ................
      25 ................                         25 ................
      30 ................                         30 ................

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35
                   STANDARD NONSMOKER FULL UNDERWRITING RISK
            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION B

                             CURRENT CHARGES

                             TOTAL CASH VALUE(2)   TOTAL DEATH BENEFIT(2)
                            ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL
                           GROSS ANNUAL INVESTMENT GROSS ANNUAL INVESTMENT
               PREMIUMS        RATES OF RETURN       RATES OF RETURN OF
    END OF   ACCUMULATED   ----------------------- ------------------------
    POLICY  AT 5% INTEREST
     YEAR      PER YEAR      0%      6%      12%     0%      6%      12%
    ------  -------------- ------- ------- ------- ------- ------- --------
 1 ......
 2 ......
 3 ......
 4 ......
 5 ......
 6 ......
 7 ......
 8 ......
 9 ......
10 ......
15 ......
20 ......
25 ......
30 ......

-------
(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

 * If the Cash Value Accumulation test had been used, the following changes would apply:

                       CASH                            DEATH
      YR.              VALUE YR.                      BENEFIT
      ---              ----- ---                      -------
      30 ..............      30 ......................

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 35
                   STANDARD NONSMOKER FULL UNDERWRITING RISK
            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION C

                             CURRENT CHARGES

                                          TOTAL CASH VALUE(2)   TOTAL DEATH BENEFIT(2)
                                         ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL
                                        GROSS ANNUAL INVESTMENT GROSS ANNUAL INVESTMENT
                            PREMIUMS        RATES OF RETURN       RATES OF RETURN OF
    END OF                ACCUMULATED   ----------------------- ------------------------
    POLICY               AT 5% INTEREST
     YEAR                   PER YEAR      0%      6%      12%     0%      6%      12%
    ------               -------------- ------- ------- ------- ------- ------- --------
 1 .....................
 2 .....................
 3 .....................
 4 .....................
 5 .....................
 6 .....................
 7 .....................
 8 .....................
 9 .....................
10 .....................
15 .....................
20 .....................
25 .....................
30 .....................

-------
(1) Assumes annual planned premium payments of $1,000 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit" for further details.
 * If the Cash Value Accumulation test had been used, the following changes would apply:

                       CASH                            DEATH
      YR.              VALUE YR.                      BENEFIT
      ---              ----- ---                      -------
      20 ..............      20 ......................
      25 ..............      25 ......................
      30 ..............      30 ......................

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 50
                   STANDARD NONSMOKER FULL UNDERWRITING RISK
            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION A

                            GUARANTEED CHARGES

                                   TOTAL CASH VALUE(2)          TOTAL DEATH BENEFIT(2)
                                  ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
                                 GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT
                    PREMIUMS         RATES OF RETURN              RATES OF RETURN OF
    END OF        ACCUMULATED   ------------------------------- -----------------------
    POLICY       AT 5% INTEREST
     YEAR           PER YEAR     0%            6%        12%      0%      6%      12%
    ------       -------------- -------     --------- --------- ------- ------- -------
 1 ............                                                 100,000 100,000 100,000
 2 ............                                                 100,000 100,000 100,000
 3 ............                                                 100,000 100,000 100,000
 4 ............                                                 100,000 100,000 100,000
 5 ............                                                 100,000 100,000 100,000
 6 ............                                                 100,000 100,000 100,000
 7 ............                                                 100,000 100,000 100,000
 8 ............                                                 100,000 100,000 100,000
 9 ............                                                 100,000 100,000 100,000
10 ............                                                 100,000 100,000 100,000
15 ............                                                 100,000 100,000 100,000
20 ............                                                 100,000 100,000
25 ............                                                         100,000
30 ............                                                         100,000

-------
(1) Assumes annual planned premium payments of $2,500 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit" for further details.

(4) Zero values in cash value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums--Termination" for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 50
                   STANDARD NONSMOKER FULL UNDERWRITING RISK
            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION B

                        GUARANTEED MAXIMUM CHARGES

                                  TOTAL CASH VALUE(2)   TOTAL DEATH BENEFIT(2)
                                 ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL
                                GROSS ANNUAL INVESTMENT GROSS ANNUAL INVESTMENT
                    PREMIUMS        RATES OF RETURN       RATES OF RETURN OF
    END OF        ACCUMULATED   ----------------------- ------------------------
    POLICY       AT 5% INTEREST
     YEAR           PER YEAR      0%      6%      12%     0%      6%      12%
    ------       -------------- ------- ------- ------- ------- ------- --------
 1 ............
 2 ............
 3 ............
 4 ............
 5 ............
 6 ............
 7 ............
 8 ............
 9 ............
10 ............
15 ............
20 ............
25 ............
30 ............

-------
(1) Assumes annual planned premium payments of $2,500 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Zero values in cash value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums--Termination" for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 50
                   STANDARD NONSMOKER FULL UNDERWRITING RISK
            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION C

                        GUARANTEED MAXIMUM CHARGES

                                  TOTAL CASH VALUE(2)   TOTAL DEATH BENEFIT(2)
                                 ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL
                                GROSS ANNUAL INVESTMENT GROSS ANNUAL INVESTMENT
                    PREMIUMS      RATES OF RETURN OF      RATES OF RETURN OF
    END OF        ACCUMULATED   ----------------------- -----------------------
    POLICY       AT 5% INTEREST
     YEAR           PER YEAR      0%      6%      12%     0%      6%      12%
    ------       -------------- ------- ------- ------- ------- ------- -------
 1..............
 2..............
 3..............
 4..............
 5..............
 6..............
 7..............
 8..............
 9..............
10..............
15..............
20..............
25..............
30..............

-------
(1) Assumes annual planned premium payments of $2,500 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.
(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Zero values in cash value and death benefit indicate termination of insurance coverage in the absence of a sufficient additional premium payment; see "Payment and Allocation of Premiums--Termination" for further details.

(4) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit" for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 50
                   STANDARD NONSMOKER FULL UNDERWRITING RISK
            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION A

                             CURRENT CHARGES

                                  TOTAL CASH VALUE(2)   TOTAL DEATH BENEFIT(2)
                                 ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL
                                GROSS ANNUAL INVESTMENT GROSS ANNUAL INVESTMENT
                    PREMIUMS      RATES OF RETURN OF      RATES OF RETURN OF
    END OF        ACCUMULATED   ----------------------- -----------------------
    POLICY       AT 5% INTEREST
     YEAR           PER YEAR      0%      6%      12%     0%      6%      12%
    ------       -------------- ------- ------- ------- ------- ------- -------
 1.............                                         100,000 100,000 100,000
 2.............                                         100,000 100,000 100,000
 3.............                                         100,000 100,000 100,000
 4.............                                         100,000 100,000 100,000
 5.............                                         100,000 100,000 100,000
 6.............                                         100,000 100,000 100,000
 7.............                                         100,000 100,000 100,000
 8.............                                         100,000 100,000 100,000
 9.............                                         100,000 100,000 100,000
10.............                                         100,000 100,000 100,000
15.............                                         100,000 100,000 100,000
20.............                                         100,000 100,000
25.............                                         100,000
30.............                                         100,000

-------
(1) Assumes annual planned premium payments of $2,500 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit"for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 50
                   STANDARD NONSMOKER FULL UNDERWRITING RISK
            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION B

                             CURRENT CHARGES

                                  TOTAL CASH VALUE(2)   TOTAL DEATH BENEFIT(2)
                                 ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL
                                GROSS ANNUAL INVESTMENT GROSS ANNUAL INVESTMENT
                    PREMIUMS      RATES OF RETURN OF      RATES OF RETURN OF
    END OF        ACCUMULATED   ----------------------- -----------------------
    POLICY       AT 5% INTEREST
     YEAR           PER YEAR      0%      6%      12%     0%      6%      12%
    ------       -------------- ------- ------- ------- ------- ------- -------
 1 ............
 2 ............
 3 ............
 4 ............
 5 ............
 6 ............
 7 ............
 8 ............
 9 ............
10 ............
15 ............
20 ............
25 ............
30 ............

-------
(1) Assumes annual planned premium payments of $2,500 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

         FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY(1)
                               MALE ISSUE AGE 50
                   STANDARD NONSMOKER FULL UNDERWRITING RISK
            SPECIFIED FACE AMOUNT: $100,000--DEATH BENEFIT OPTION C

                             CURRENT CHARGES

                                  TOTAL CASH VALUE(2)   TOTAL DEATH BENEFIT(2)
                                 ASSUMING HYPOTHETICAL   ASSUMING HYPOTHETICAL
                                GROSS ANNUAL INVESTMENT GROSS ANNUAL INVESTMENT
                    PREMIUMS      RATES OF RETURN OF      RATES OF RETURN OF
     END OF       ACCUMULATED   ----------------------- -----------------------
     POLICY      AT 5% INTEREST
      YEAR          PER YEAR      0%      6%      12%     0%      6%      12%
     ------      -------------- ------- ------- ------- ------- ------- -------
 1 .............
 2 .............
 3 .............
 4 .............
 5 .............
 6 .............
 7 .............
 8 .............
 9 .............
10 .............
15 .............
20 .............
25 .............
30 .............

-------
(1) Assumes annual planned premium payments of $2,500 paid in full at beginning of each Policy year. The values would vary from those shown if the amount or frequency of payments varies.

(2) Assumes no policy loan or partial withdrawal has been made. Excessive loans or withdrawals, adverse investment performance or insufficient premium payments may cause the Policy to terminate because of insufficient cash value.

(3) Minimum death benefit applies; see "Death Benefit Options--Minimum Death Benefit" for further details.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE PREMIUM AND CASH VALUE ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE BY METROPOLITAN LIFE OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                 POLICY RIGHTS

  The description of rights under the Policy set forth below assumes that no riders are in effect. See the Appendix to Prospectus for a discussion of how these rights may be affected by certain riders under the Policy.

LOAN PRIVILEGES

  Policy Loan. At any time, the Policy owner may borrow money from Metropolitan Life using the Policy as the only security for the loan. The smallest amount the Policy owner can borrow at any one time is $250. The maximum amount that may be borrowed at any time is the loan value. The loan value equals the cash surrender value less two monthly deductions or, if greater, 75% (90% for Policies issued in Virginia or Maryland) of the cash surrender value (or, in Texas, the Policy's cash surrender value less two monthly deductions or 100% of the cash surrender value in the Fixed Account and 75% of the cash surrender value in the separate account, if greater). For situations where a Policy loan may be treated as a taxable distribution, see "Federal Tax Matters."

  Allocation of Policy Loan. Metropolitan Life will allocate a Policy loan among the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis.

  Interest. Loan interest is charged daily at the rate Metropolitan Life sets from time to time. This rate will never be more than the maximum allowed by law and will not change more often than once a year on the anniversary of the date of the Policy.

  The rate of interest Metropolitan Life sets for a Policy year may not be more than the higher of:

    (a) The Published Monthly Average for the calendar month ending 2 months before the start of the Policy year; and

    (b) The rate Metropolitan Life uses to compute the guaranteed cash value of the Policy for the Policy year, plus no more than 1%.

  The Published Monthly Average means:

    (a) Moody's Corporate Bond Yield Average Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service; or

    (b) If that average is no longer published, a substantially similar average, established by regulation issued by the Insurance Supervisory official of the state in which the Policy is delivered.

  If the maximum limit for a Policy year is at least 1/2% higher than the rate set for the prior Policy year, Metropolitan Life may increase the rate to no more than that limit. If the maximum limit for a Policy year is at least 1/2% lower than the rate set for the prior Policy year, Metropolitan Life will reduce the rate to at least that limit.

  When a loan is made, Metropolitan Life will inform the Policy owner of the initial rate applicable to that loan. Metropolitan Life will mail the Policy owner advance notice if there is to be an increase in the rate applicable to an existing loan. The interest charged on a Policy loan accrues daily.

  Interest payments are due at the end of each Policy year. If unpaid within 31 days after it is due, interest will be treated as a new loan subject to the interest rates applicable at that time and an amount equal to such interest due will be transferred from the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis to the Policy Loan Account.

  The Tax Reform Act of 1986 phased out the consumer interest deduction for federal income tax purposes. Thus, for individuals, interest paid to Metropolitan Life in connection with Policy loans used for consumer purposes is no longer deductible.

  The Tax Reform Act of 1986 also changed the law with respect to the deductibility of interest on policyholder loans on life insurance policies owned by businesses. In the case of life insurance policies owned by a taxpayer covering the life of an individual who is an officer or employee, or is financially interested in the taxpayer's trade or business, the interest paid on the policy loan is not deductible to the extent that the aggregate indebtedness, under all the policies covering such person, exceeds $50,000. Proposed legislation would phase out such deductions for Policy loan interest both as to new and already outstanding Policies. Counsel and other competent advisors should be consulted with respect to the deductibility of Policy loan interest for income tax purposes. See "Federal Tax Matters."

  Effect of a Policy Loan. As of the Date of Receipt of the loan request, cash value equal to the portion of the Policy loan allocated to the Fixed Account and to each investment division will be transferred from the Fixed Account and/or such investment divisions to a Policy Loan Account within the General Account, reducing the Policy's cash value in the accounts from which the transfer was made.

  Cash value in the Policy Loan Account equal to indebtedness will be credited with interest at a rate equal to the loan rate charged less a percentage charge, based on expenses associated with Policy loans, determined by Metropolitan Life. This percentage charge will not exceed 2%. In any event the minimum rate credited to the Policy Loan Account will be 4% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO THE CASH VALUE IN THE POLICY LOAN ACCOUNT, NOR WILL THE CASH VALUE IN THE POLICY LOAN ACCOUNT PARTICIPATE IN ANY INVESTMENT EXPERIENCE APPLICABLE TO THE SEPARATE ACCOUNT.

  The Policy's cash value in the Policy Loan Account will be the outstanding indebtedness on the valuation date plus any interest credited to the Policy Loan Account which has not yet been allocated to the Fixed Account or the investment divisions of the Separate Account as of the Valuation Date. Interest credited to amounts in the Policy Loan Account will be allocated at least once a year among the Fixed Account and the investment divisions of the Separate Account in the same proportion as the net premiums are then being allocated.

  Indebtedness. Indebtedness equals the outstanding Policy loan plus accrued interest thereon. If, on a monthly anniversary, indebtedness exceeds the cash value minus the monthly deduction, Metropolitan Life will notify the Policy owner and any assignee of record. If a sufficient payment is not made to Metropolitan Life within 61 days from the monthly anniversary, the Policy will terminate without value. The Policy may, however, later be reinstated, subject to certain conditions (see "Policy Termination and Reinstatement.")

  Repayment of Indebtedness. Indebtedness may be repaid any time before the Final Date while the insured is living. The minimum repayment is $25. If not repaid, Metropolitan Life will deduct indebtedness from any amount payable under the Policy. As of the Date of Receipt of the repayment, the Policy's cash value in the Policy Loan Account securing indebtedness will be allocated among the Fixed Account and the investment divisions of the Separate Account in the same proportion that net premiums are being allocated to those accounts at the time of repayment, except any amount borrowed from the Fixed Account will be repaid to the Fixed Account first. The Policy owner should designate whether a payment is intended as a loan repayment or a premium payment. Any payment for which no designation is made will be treated as a premium payment.

SURRENDER AND WITHDRAWAL PRIVILEGES

  Subject to the limitations set forth below, at any time before the earlier of the death of the insured and the Final Date, the Policy owner may make a partial withdrawal or totally surrender the Policy by sending a written request to Metropolitan Life. The maximum amount available for surrenders or withdrawal is the cash surrender value on the Date of Receipt of the request. For any tax consequences in connection with a partial withdrawal or surrender, see "Federal Tax Matters."

  Surrenders. The Policy owner may surrender the Policy for its cash surrender value. If the Policy is being surrendered, Metropolitan Life may require that the Policy itself be returned along with the request. A Policy owner may elect to have the proceeds paid in a single sum or applied under an optional income plan (see "Appendix to Prospectus.") If the insured dies after the surrender of the Policy and payment to the Policy owner of the cash surrender value but before the end of the Policy month in which the surrender occurred, a death benefit will be payable to the beneficiary in an amount equal to the difference between the Policy's death benefit and cash value, both computed as of the surrender date.

  Partial Withdrawals. The Policy owner may make a partial withdrawal from the Policy's cash surrender value. The minimum partial withdrawal is $250. There is no charge for a partial withdrawal. The amount withdrawn will be deducted from the Policy's cash value as of the Date of Receipt. The amount will be deducted from the Fixed Account and the investment divisions of the Separate Account on a Pro Rata Basis.

  When death benefit Option A is in effect, any partial withdrawal will reduce the specified face amount, and thus the death benefit, by the amount withdrawn. When death benefit Option B is in effect, the amount withdrawn will not reduce the specified face amount. When death benefit Option C is in effect, the amount withdrawn will not reduce the specified face amount, except by the amount that cumulative withdrawals exceed cumulative premiums paid. The death benefit will be reduced under Option B or C by the amount withdrawn. If increases in the specified face amount previously have occurred, a partial withdrawal when Death Benefit Option A is in effect will reduce the specified face amount in the same manner as would a direct request by the Policy owner to reduce the specified face amount (see "Policy Benefits--Decreases"). A decrease in the specified face amount may affect the Policy's status as a modified endowment contract for tax purposes (see "Federal Tax Matters").

  A Policy owner will not be permitted to make any partial withdrawal that would reduce the specified face amount of the Policy below the Minimum Initial Specified Face Amount in the first five Policy years or one-half the Minimum Initial Specified Face Amount thereafter (see "Policy Benefits--Decreases"), or that would result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Code Rules (see "Premiums-- Premium Limitations"). A partial withdrawal will also not be permitted unless the resulting cash surrender value would be sufficient to pay at least two monthly deductions. Any time a request for a partial withdrawal is received that would reduce the specified face amount below the minimum face amount, result in total premiums paid exceeding maximum premium limitations, or reduce the cash surrender value below two monthly deductions, Metropolitan Life will not implement the partial withdrawal request, but will contact the Policy owner as to whether the request should be withdrawn or reduced to a smaller amount or changed to a request for the full cash surrender value.

EXCHANGE PRIVILEGE

  During the first 24 Policy months following the issuance of the Policy, the Policy owner may exercise the Policy exchange privilege, which results in the transfer at any one time of the entire amount in the Separate Account to the Fixed Account, notwithstanding any charges on transfers described in "Allocation of Premiums and Cash Value--Cash Value Transfers", and the allocation of all future net premiums to the Fixed Account. This will, in effect, serve as an exchange of the Policy for the equivalent of a flexible premium fixed benefit life insurance policy. No charge will be imposed on such transfer in exercising this exchange privilege. Moreover, the Policy owner may subsequently transfer amounts back to one or more of the investment divisions of the Separate Account at any time, within the limitations described in "Allocation of Premiums and Cash Value--Cash Value Transfers".

  In those states which require it, the Policy owner may also, during the first 24 Policy months following the issuance of the Policy, without charge, on one occasion exchange any Policy still in force for a flexible premium fixed benefit life insurance policy issued by Metropolitan Life. Upon such exchange, the Policy's cash value will be transferred to the General Account of Metropolitan Life.

                               THE FIXED ACCOUNT

  A Policy owner may allocate net premiums and transfer cash value to the Fixed Account, which is part of the General Account of Metropolitan Life. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and neither the Fixed Account nor the General Account has been registered as an investment company under the 1940 Act. Accordingly, neither the General Account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts and Metropolitan Life has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

  This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy involving the Separate Account and contains only selected information regarding the Fixed Account. For complete details regarding the Fixed Account, see the Policy itself.

  The General Account consists of all assets owned by Metropolitan Life other than those in the Separate Account and other legally-segregated separate accounts. Subject to applicable law, Metropolitan Life has sole discretion over the investment of the assets of the General Account, including those in the Fixed Account. Unlike the assets of the Separate Account, the assets in the Fixed Account, as a part of the General Account, are chargeable with liabilities arising out of any other business of Metropolitan Life.

  A Policy owner may elect to allocate net premiums to the Fixed Account or to transfer cash value from the investment divisions of the Separate Account to the Fixed Account. The allocation or transfer of funds to the Fixed Account does not entitle a Policy owner to share in the investment experience of the General Account. Instead, Metropolitan Life guarantees that cash value in the Fixed Account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the General Account. Metropolitan Life is not obligated to credit interest at any higher rate, although Metropolitan Life may, in its sole discretion, do so. Any allocation of net premium or cash value transfers to the Fixed Account will be subject to Metropolitan Life's prior approval for each Owner whose cash value in the Fixed Account is at least $60,000,000 in the aggregate for all of the Owner's Policies. Without such approval, no further net premium may be allocated to the Fixed Account and no cash value transfers to the Fixed Account will be permitted.

FIXED ACCOUNT BENEFITS

  The Policy owner may select death benefit Option A, B or C under the Policy and may change such option or the Policy's specified face amount, subject to satisfactory evidence of insurability where required and subject to all the conditions and limitations applicable to such transactions generally (see "Policy Benefits--Death Benefits").

FIXED ACCOUNT CASH VALUE

  Net premiums allocated to the Fixed Account are credited to the Policy. Metropolitan Life guarantees that interest credited to each Policy owner's cash value in the Fixed Account will not be less than an effective annual rate of at least 4% per year. Metropolitan Life may declare any rate of interest in excess of 4% at any time to be credited to amounts of cash value in the Fixed Account subject to the following conditions: Metropolitan Life will not change the rate of excess interest on any premiums paid during any month of the year before the first day of the same month of the subsequent year; thereafter, Metropolitan Life will not change the rate of excess interest for a period of twelve months from the date declared. Different rates of excess interest may apply to premium payments made in different months of the year and at the end of each twelve-month period, and different rates of excess interest may apply to cash value related to premiums received in a given month of each prior year. Transfers made into the Fixed Account will be treated as new premium payments for these purposes.

  The guaranteed and excess interest are credited each Valuation Date. Once credited, that interest will be guaranteed and become part of the Policy's cash value in the Fixed Account. The monthly deduction will be charged against the most recent premiums paid and interest credited thereto.

  ANY INTEREST METROPOLITAN LIFE CREDITS ON THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT IN EXCESS OF THE GUARANTEED RATE OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF METROPOLITAN LIFE. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO AMOUNTS OF CASH VALUE IN THE FIXED ACCOUNT MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. The cash value in the Fixed Account will be calculated on each Valuation Date.

  The Policy's cash value in the Fixed Account will reflect the amount and frequency of premium payments allocated to the Fixed Account, the amount of interest credited to amounts in the Fixed Account, any partial withdrawals, any transfers from or to the investment divisions of the Separate Account, any Policy indebtedness and any charges imposed on amounts in the Fixed Account in connection with the Policy.

  The portion of the monthly deduction attributable to the Fixed Account will be determined as of the actual monthly anniversary, even if the monthly anniversary does not fall on a Valuation Date.

TRANSFERS, WITHDRAWALS, SURRENDERS, AND POLICY LOANS

  Amounts in the Fixed Account are subject to the same rights and limitations as are amounts allocated to the investment divisions of the Separate Account with respect to transfers, withdrawals, surrenders and Policy loans, except that the maximum amount that may be transferred or withdrawn from the Fixed Account in any Policy year is the greater of $50.00 or 25% of the largest amount in the Fixed Account over the last four Policy years. This limit does not apply to a full surrender, or to any loans taken. See "Allocation of Premiums and Cash Value--Cash Value Transfers;" "Loan Privileges," "Surrender and Withdrawal Privileges".

  Metropolitan Life reserves the right to delay transfers, withdrawals, surrenders and the payment of the Policy loans allocated to the Fixed Account for up to six months (see "Other Policy Provisions--Payment and Deferment"). Payments to pay premiums on another policy with Metropolitan Life will not be delayed.

                     RIGHTS RESERVED BY METROPOLITAN LIFE

  Metropolitan Life reserves the right to make certain changes if, in its judgment, they would best serve the interests of the Policy owners or would be appropriate in carrying out the purposes of the Policies. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, Metropolitan Life will obtain Policy owner approval of the changes and approval from any appropriate regulatory authority. Examples of the changes Metropolitan Life may make include:

   . To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

   . To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act.

   . To transfer any assets in any investment division to another investment division, or to one or more separate accounts, or to the Fixed Account; or to add, combine or remove investment divisions in the Separate Account.

   . To substitute, for the Fund shares held in any investment division, the shares of another portfolio of the Fund or the shares of another investment company or any other investment permitted by law.

   . To change the way Metropolitan Life assesses charges, but without increasing the aggregate amount charged to the Fixed Account and the Separate Account in connection with the Policies.

   . To make any other necessary technical changes in the Policy in order to conform with any action the above provisions permit Metropolitan Life to take.

  If any of these changes result in a material change in the underlying investments of an investment division to which the net premiums of a Policy are allocated, Metropolitan Life will notify the Policy owner of such change, and the owner may then make a new choice of investment divisions or the Fixed Account without charge.

                            OTHER POLICY PROVISIONS

  Owner. The Owner of a Policy is an employer, employer sponsored plan, or other organization or an individual associated with such employer or organization so designated in the application or as subsequently changed, unless another Owner has been named in the application for the Policy. The Owner is entitled to exercise all rights under a Policy while the insured is alive, including the right to name a new Owner or a contingent Owner who would become the Policy owner if the Owner should cease to exist before the insured dies. The Policy owner may also designate another person or entity to exercise rights under the Policy with the approval of Metropolitan Life.

  Beneficiary. The beneficiary is the entity or entities and/or person or persons to whom the insurance proceeds are payable upon the insured's death. The owner may name a contingent beneficiary to become the beneficiary if all the beneficiaries cease to exist while the insured is alive. If no beneficiary or contingent beneficiary exists when the insured dies, the owner (or the owner's estate, if applicable) will be the beneficiary. While the insured is alive, the owner may change any beneficiary or contingent beneficiary.

  If more than one beneficiary exists when the insured dies, they will be paid in equal shares, unless the owner has chosen otherwise.

  Incontestability. Metropolitan Life will not contest the validity of a Policy after it has been in force during the insured's lifetime for two years from the Date of Policy (or date of reinstatement if a terminated Policy is reinstated). Metropolitan Life will not contest the validity of any increase in the death benefit after such increase has been in force during the insured's lifetime for two years from its effective date.

  Suicide. The insurance proceeds will not be paid if the insured commits suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the Date of Policy. Instead, Metropolitan Life will pay the beneficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Policy loan and accrued loan interest and less any partial cash withdrawal. If the insured commits suicide, while sane or insane, more than two years after the Date of Policy but within two years (one year in Colorado and North Dakota) from the effective date of any increase in the death benefit, Metropolitan Life's liability with respect to such increase will be limited to the cost thereof.

  Age and Sex. If the insured's age or sex as stated in the application for a Policy is not correct, benefits under a Policy will be adjusted to reflect the correct age and sex.

  Collateral Assignment. The owner may assign a Policy as collateral. All rights under the Policy will be transferred to the extent of the assignee's interest. Metropolitan Life is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Designated Office. Metropolitan Life is not responsible for the validity of any assignment or release thereof.

  Payment and Deferment. With respect to amounts in the investment divisions of the Separate Account, payment of the death benefit, all or a portion of the cash surrender value, free look proceeds or a loan will ordinarily be made within seven days after the Date of Receipt of all documents required for such payment. Metropolitan Life will pay interest on the amount of death benefit at a rate which is currently 4% per year (or such higher rate as may be required by state law) from the date of death until the date of payment of the death benefit.

  However, Metropolitan Life may defer the determination, application or payment of any such amount or any transfer of cash value for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), for any period during which any emergency exists as a result of which it is not reasonably practicable for Metropolitan Life to determine the investment experience for a Policy or for such other periods as the Securities and Exchange Commission may by order permit for the protection of Policy owners, provided the delay is permitted under New York State Insurance Law and regulations. Metropolitan Life will not defer a loan used to pay premiums on other policies issued by it.

  As with traditional life insurance, Metropolitan Life can delay payment of the entire insurance proceeds or other Policy benefits if entitlement to payment is being questioned or is uncertain.

  Dividends. The Policies are nonparticipating. This means that they are not eligible for dividends, and they do not participate in any distribution of Metropolitan Life's surplus.

  The description throughout this Prospectus of the features of the Policies is subject to the specific terms of the Policies.

                   SALES AND ADMINISTRATION OF THE POLICIES

  Metropolitan Life performs the sales and administrative services relating to the Policies. The offices of Metropolitan Life which may administer the Policies are located in New York and Iselin, New Jersey. Each Policy owner will be notified which office will be the Designated Office for servicing the Policy. Metropolitan Life may name different Designated Offices for different transactions.

  Metropolitan Life acts as the principal underwriter (distributor) of the Policies as defined in the 1940 Act (see "Distribution of the Policies," page
52). In addition to selling insurance and annuities, Metropolitan Life also serves as investment adviser to certain other advisory clients, and is also principal underwriter for Metropolitan Tower Separate Accounts One and Two of Metropolitan Tower Life Insurance Company, a wholly-owned subsidiary of Metropolitan Life, and Metropolitan Life Separate Account E of Metropolitan Life, each of which is registered as a unit investment trust under the 1940 Act. Finally, Metropolitan Life acts as principal underwriter for its flexible premium multifunded life insurance policies and group variable universal life insurance policies, premiums for which may also be allocated to the Separate Account.

  Bonding. The directors, officers and employees of Metropolitan Life are bonded in the amount of $50,000,000, subject to a $5,000,000 deductible.

                         DISTRIBUTION OF THE POLICIES

  The Policies will be sold by individuals who are licensed life insurance sales representatives, including salaried employees, who are also registered representatives of Metropolitan Life, the principal underwriter of the Policies. Metropolitan Life is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The Policies may also be sold through other registered broker-dealers, including MetLife Securities, Inc., a wholly owned broker-dealer subsidiary of Metropolitan Life. Maximum commissions payable in Policy years one through ten will be 10% of premiums paid up to the target premium and 0% of premiums paid above the target premium in each of those Policy years. Maximum commissions payable in policy years eleven and later will be 3% of premiums paid up to the target premium and 0% of premiums paid above the target premium in each of those Policy years. In particular circumstances, Metropolitan Life may also pay these individuals for their administrative expenses.

  In no case will total compensation exceed any maximum imposed by state insurance law, including that of New York State. This may necessitate reduced commissions, particularly at certain higher issue ages.

  The compensation of the individuals is paid by Metropolitan Life and does not result in any charges against the Policy in addition to those set forth under "Charges and Deductions."

                              FEDERAL TAX MATTERS

  The following description is a brief summary of some of the tax rules, primarily related to federal income and estate taxes, which in the opinion of Metropolitan Life are currently in effect.

TAXATION OF THE POLICY

  The Policy receives the same federal income and estate tax treatment as fixed benefit life insurance. The death benefit payable under any death benefit option in the Policy is generally excludable from the gross income of the beneficiary under Section 101 of the Internal Revenue Code ("Code") and the Policy owner is not deemed to be in constructive receipt of the cash values under the Policy until actual withdrawal or surrender. The tax results are unclear if the Policy is continued beyond the Final Date. It is possible that the Policy owner will be treated as being in constructive receipt of the Policy cash surrender value after the Final Date and subject to tax. Policy owners should consult with and rely on advice of a tax advisor if considering continuing the Policy beyond the Final Date.

  Under existing tax law, unless a Policy is a modified endowment contract as discussed below, a Policy owner generally will be taxed on cash value withdrawn from the Policy and cash value received upon surrender of the Policy or on the Final Date. Under most circumstances, unless the distribution occurs during the first 15 Policy years, only the amount withdrawn, received upon surrender or distributed at the Final Date of a Policy that exceeds the total premiums paid (less previous non-taxable withdrawals) will be treated as ordinary income. During the first 15 Policy years, cash distributions from a Policy, made as a result of a Policy change that reduces death benefits or other benefits under a Policy, will be taxable to the Policy owner, under a complex formula, to the extent that cash value exceeds premiums paid (less previous non-taxable withdrawals).

  However, if a Policy is part of a collateral assignment equity split dollar arrangement with an employer, any increase in cash value may be taxable annually. This type of arrangement involves premium advances by an employer which are secured through a collateral assignment of the Policy. An individual should consult with and rely on the advice of a tax advisor with respect to any type of split dollar arrangement involving the Policy.

  The United States Treasury Department has adopted regulations which set diversification rules for the investments underlying the Policies, in order for the Policies to be treated as life insurance. Metropolitan Life believes that these diversification rules will be satisfied. There is a provision in the regulations which allows for the correction of an inadvertent failure to diversify. Failure to comply with the rules found in the regulations would result in immediate taxation to Policy owners of all positive investment experience credited to a Policy.

  There is a possibility that regulations may be proposed or that a controlling ruling may be issued in the future describing the extent to which Policy owner control over allocation of cash value may cause Policy owners to be treated as the owners of Separate Account assets for tax purposes. Metropolitan Life reserves the right to amend the Policies in any way necessary to avoid any such result.

  Metropolitan Life also believes that loans received under the Policy will be treated as indebtedness of an owner for federal tax purposes, and, unless the Policy is totally surrendered, becomes a modified endowment contract as described below or terminates, that no part of any loan received under a Policy will constitute income to the Owner. A partial withdrawal may have tax consequences depending on the circumstances of such withdrawal. If any portion of a loan is not repaid prior to a surrender or cancellation of the Policy, such unpaid portion will constitute income to the Owner to the extent it exceeds the Owner's remaining investment in the Policy (premiums paid less nontaxable withdrawals).

  The Technical and Miscellaneous Revenue Act of 1988 amended the federal income tax treatment of pre-death withdrawals from a class of life insurance contracts referred to as modified endowment contracts. Unlike other life insurance contracts, amounts received before death from a modified endowment contract, including policy loans, are treated first as income (to the extent of gain) and then as recovered investment. For purposes of determining the amount includible in income, all modified endowment contracts issued by the same company (or affiliate) to the same policyholder during any calendar year will be treated as one modified endowment contract. Finally, an additional 10% income tax is generally imposed on the taxable portion of amounts received before age 59 1/2 under a modified endowment contract.

  In general, a modified endowment contract is a life insurance contract entered into or materially changed after June 20, 1988 that fails to meet a "7-pay test". Under the 7-pay test, if the amount of premiums paid under the life insurance contract at any time during the first 7 policy years exceeds the sum of the net level premiums which would have been paid if the contract provided for paid-up future benefits after the payment of 7 level annual payments, the contract is a modified endowment contract. A policy may have to be reviewed under the 7-pay test even after the first seven policy years in the case of certain events such as a material modification of the policy as discussed below. If there is a reduction in benefits under the contract during any 7-pay testing period, the 7-pay test is applied using the reduced benefits level.

  Any distribution made within two years before a policy fails the 7-pay test is treated as made in anticipation of such failure. Whether or not a particular policy meets these definitional requirements is dependent on the date the contract was entered into, premium payments made and the periodic premium payments to be made, the level of death benefits, any changes in the level of death benefits, the extent of any prior cash withdrawals, and other factors. A life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

  A Policy should be reviewed upon issuance, upon making a cash withdrawal, upon making a change in future benefits and upon making a material modification to the Policy to determine to what extent, if any, these tax rules apply. A material modification to a Policy includes, but is not limited to, any increase in the future benefits provided under the Policy. However, in general, increases that are attributable to the payment of premiums necessary to fund the lowest death benefit payable in the first 7 Policy years will not be considered material modifications. The annual statement sent to each Policy owner will include information regarding the modified endowment contract status of a Policy (see "Premiums--Premium Limitations").

  Counsel and other competent advisors should be consulted to determine how these rules apply to an individual situation and before making unplanned premium payments, increasing or decreasing the specified face amount, or adding or removing a rider.

  Congress may, in the future, consider other legislation that, if enacted, could adversely affect the tax treatment of life insurance policies. In addition, the Treasury Department may by regulation or interpretation modify the above described tax effects. Any legislative or administrative action could be applied retroactively.

  The death benefit payable under the Policy is includable in the insured's gross estate for federal estate tax purposes if the death benefit is paid to the insured's estate or if the death benefit is paid to a beneficiary other than the estate and the insured either possessed incidents of ownership in the Policy at the time of death or transferred incidents of ownership in the Policy to another person within three years of death.

  Whether or not any federal estate tax is payable with respect to the death benefit of the Policy which is included in the insured's gross estate depends on a variety of factors including the following. A smaller size estate may be exempt from federal estate tax because of a current estate tax credit which generally is equivalent to an exemption of $600,000. In addition, a death benefit paid to a surviving spouse may not be taxable because of a 100% estate tax marital deduction. Furthermore, a death benefit paid to a tax-exempt charity may not be taxable because of the allowance of an estate tax charitable deduction.

  If the owner of the Policy is not the insured, and the owner dies before the insured, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in the federal gross estate of the owner for federal estate tax purposes. Whether a federal estate tax is payable depends on a variety of factors, including those listed in the preceding paragraph.

  State and local income, estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each insured, owner or beneficiary.

  If the Policy is issued as a result of an IRC Section 1035 exchange, Metropolitan Life may waive state premium tax charges on the amount of the cash value rollover (see "Premium Expense Charges").

  The foregoing summary does not purport to be complete or to cover all situations. Counsel and other competent advisors should be consulted for more complete information.

TAXATION OF METROPOLITAN LIFE

  Metropolitan Life does not initially expect to incur any federal income tax upon the earnings or the realized capital gains attributable to the Separate Account. Based upon these expectations, no charge is currently being made against the Separate Account for federal income taxes with respect to earnings or capital gains which may be attributable to the Separate Account. If, however, Metropolitan Life determines that it may incur such taxes, it may assess a charge against or make provisions in the Separate Account for those taxes. There is a 1.2% charge imposed on premiums paid for the purpose of recovering a portion of the federal income taxes imposed on Metropolitan Life based on the amount of premiums received in connection with the Policies.

  Under present laws, Metropolitan Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, Metropolitan Life may decide to make charges for such taxes against or provisions for such taxes in the Separate Account. However, there is a 2.25% charge imposed on premiums paid for state premium taxes.

                                  MANAGEMENT

  The present directors and the senior officers and secretary of Metropolitan Life are listed below, together with certain information concerning them:

DIRECTORS, OFFICERS-DIRECTORS

                                PRINCIPAL OCCUPATION &          POSITIONS AND OFFICES
          NAME                     BUSINESS ADDRESS             WITH METROPOLITAN LIFE
------------------------ ------------------------------------ --------------------------
Theodossios              Vice-Chairman of the Board,
 Athanassiades.......... Metropolitan Life Insurance Company, Vice-Chairman of the Board
                         One Madison Avenue,                  and Director
                         New York, NY 10010.
Curtis H. Barnette...... Chairman and Chief Executive         Director
                         Officer,
                         Bethlehem Steel Corp.,
                         1170 Eighth Avenue
                         Martin Tower 2118
                         Bethlehem, PA 18016-7699
Joan Ganz Cooney........ Chairman, Executive Committee,       Director
                         Children's Television Workshop,
                         One Lincoln Plaza,
                         New York, NY 10023.
James R. Houghton....... Chairman of the Board and            Director
                         Chief Executive Officer,
                         Corning Incorporated, HQ EQ-08
                         Corning, NY 14831.
Harry P. Kamen.......... Chairman, President and              Chairman, President,
                         Chief Executive Officer,             Chief Executive Officer
                         Metropolitan Life Insurance Company, and Director
                         One Madison Avenue,
                         New York, NY 10010.
Helene L. Kaplan........ Of Counsel, Skadden, Arps,           Director
                         Slate, Meagher & Flom,
                         919 Third Avenue,
                         New York, NY 10022.
Richard J. Mahoney...... Chairman of the Executive Committee, Director
                         Monsanto Company--Mail Code D1V,
                         800 N. Lindbergh Blvd.,
                         St. Louis, MO 63167.
Allen E. Murray......... Retired Chairman of the Board        Director
                         and Chief Executive Officer,
                         Mobil Corporation,
                         P.O. Box 2072,
                         New York, NY 10163.
John J. Phelan, Jr...... Retired Chairman and                 Director
                         Chief Executive Officer,
                         New York Stock Exchange, Inc.,
                         P.O. Box 312
                         Mill Neck, NY 11765.

                                 PRINCIPAL OCCUPATION &         POSITIONS AND OFFICES
          NAME                      BUSINESS ADDRESS            WITH METROPOLITAN LIFE
------------------------ -------------------------------------- ----------------------
John B. M. Place........ Former Chairman of the Board,                 Director
                         Crocker National Corporation,
                         111 Sutter Street, 4th Fl.,
                         San Francisco, CA 94104.
Hugh B. Price........... President and Chief Executive Officer,        Director
                         National Urban League, Inc.,
                         500 East 62nd Street,
                         New York, NY 10021.
Robert G. Schwartz...... Retired Chairman of the Board,                Director
                         President and Chief Executive Officer,
                         Metropolitan Life Insurance Company,
                         200 Park Avenue, Suite 5700,
                         New York, NY 10166.
Ruth J. Simmons,         President                                     Director
 Ph.D. ................. College Hall 20
                         Smith College
                         Northampton, MA 01063
William S. Sneath....    Retired Chairman of the Board,                Director
                         Union Carbide Corporation,
                         41 Leeward Lane,
                         Riverside, CT 06878.
John R. Stafford.....    Chairman, President, and                      Director
                         Chief Executive Officer,
                         American Home Products Corporation,
                         Five Giralda Farms,
                         Madison, NJ 07940.

  OFFICERS*

   NAME OF OFFICER           POSITION WITH METROPOLITAN LIFE
   ---------------           -------------------------------
   Harry P. Kamen..........  Chairman of the Board, President and Chief Executive Officer
   Theodossios
    Athanassades...........  Vice-Chairman of the Board
   Gerald Clark............  Senior Executive Vice-President and Chief Investment Officer
   Stewart G. Nagler.......  Senior Executive Vice-President and Chief Financial Officer
   Gary A. Beller..........  Executive Vice-President and Chief Legal Officer
   Robert H. Benmoshe......  Executive Vice-President
   Anthony C. Cannatella...  Executive Vice-President
   Robert J. Crimmins......  Executive Vice-President
   C. Robert Henrikson.....  Executive Vice-President
   John D. Moynahan, Jr....  Executive Vice-President
   Catherine A. Rein.......  Executive Vice-President
   John H. Tweedie.........  Executive Vice-President
   Richard M. Blackwell....  Senior Vice-President and General Counsel
   Alexander D. Brunini....  Senior Vice-President
   James B. Digney.........  Senior Vice-President
   William T. Friedewald...  Senior Vice-President and Chief Medical Director
   Frederick P. Hauser.....  Senior Vice-President & Controller
   Anne E. Hayden..........  Senior Vice-President
   Jeffrey J. Hodgman......  Senior Vice-President
   Leland C. Launer, Jr. ..  Senior Vice-President
   Terence I. Lennon.......  Senior Vice-President
   David A. Levene.........  Senior Vice-President and Chief Actuary
   James L. Lipscomb.......  Senior Vice-President
   James M. Logan..........  Senior Vice-President
   Francis P. Lynch........  Senior Vice-President
   Thomas F. McDermott.....  Senior Vice-President
   John C. Morrison........  Senior Vice-President
   Dominick A. Prezzano....  Senior Vice-President
   Leo T. Rasmussen........  Senior Vice-President
   Vincent P. Reusing......  Senior Vice-President
   Robert E. Sollmann, Jr..  Senior Vice-President
   Thomas L. Stapleton.....  Senior Vice-President & Tax Director
   William J. Toppeta......  Senior Vice-President
   Arthur G. Typermass.....  Senior Vice-President & Treasurer
   James A. Valentino......  Senior Vice-President
   Richard F. Wiseman......  Senior Vice-President
   Judy E. Weiss...........  Senior Vice-President
   Stephen E. White........  Senior Vice-President
   Harvey M. Young.........  Senior Vice-President
   Christine M. Markussen..  Vice-President and Secretary

* The principal occupation of each officer, except for Gary A. Beller, Robert
 H. Benmoshe, and Terence I. Lennon, during the last five years has been as an officer of Metropolitan Life or an affiliate thereof. Gary A. Beller has been an officer of Metropolitan Life since November, 1994; prior thereto, he was a Consultant and Executive Vice-President and General Counsel of the American Express Company. Robert H. Benmoshe has been an officer of Metropolitan Life since September, 1995; prior thereto, he was an Executive Vice-President of Paine Webber. Terence I. Lennon has been an officer of Metropolitan Life since March, 1994; prior thereto he was Assistant Deputy Superintendent and Chief Examiner of the New York State Department of Insurance. The business address of each officer is 1 Madison Avenue, New York, New York 10010.

                                 VOTING RIGHTS

RIGHT TO INSTRUCT VOTING OF FUND SHARES

  In accordance with its view of present applicable law, Metropolitan Life will vote the shares of each of the portfolios of the Fund which are deemed attributable to Policies at regular and special meetings of the shareholders of the Fund based on instructions received from entities having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result Metropolitan Life determines that it is permitted to vote such shares of the Fund in its own right, it may elect to do so.

  Accordingly, the Policy owner will have a voting interest under a Policy. The number of shares held in each Separate Account investment division deemed attributable to each owner is determined by dividing a Policy's cash value in that division, if any, by the net asset value of one share in the corresponding Fund portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares concerning which a Policy owner has the right to give instructions will be determined as of the record date for the meeting.

  Fund shares held in each registered separate account of Metropolitan Life or any affiliate that are or are not attributable to life insurance policies (including the Policies) or annuity contracts and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Fund shares held in the general accounts or unregistered separate accounts of Metropolitan Life or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and
(ii) the shares that are voted in proportion to such voting instructions. However, if Metropolitan Life or an affiliate determines that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

  The Policy owners may give instructions regarding, among other things, the election of the Board of Directors of the Fund, ratification of the selection of the Fund's independent auditors, and the approval of the Fund's investment manager and sub-investment manager.

  Each Policy owner having a voting interest will be sent voting instruction soliciting material and a form for giving voting instructions to Metropolitan Life.

DISREGARD OF VOTING INSTRUCTIONS

  Notwithstanding contrary Policy owner voting instructions, Metropolitan Life may vote Fund shares in any manner necessary to enable the Fund to (1) make or refrain from making any change in the investments or investment policies for any portfolio of the Fund, if required by any insurance regulatory authority;
(2) refrain from making any change in the investment policies or any investment adviser or principal underwriter of any portfolio which may be initiated by Policy owners or the Fund's Board of Directors, provided Metropolitan Life's disapproval of the change is reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or
(3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

  In the event that Metropolitan Life does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report to Policy owners.

                                    REPORTS

  Policy owners will receive promptly statements of significant transactions such as change in specified face amount, change in death benefit option, transfers among investment divisions, partial withdrawals, increases in loan principal by the Policy owner, loan repayments, termination for any reason, reinstatement and premium payments. Transactions pursuant to systematic investment strategies and, for California Policies, transactions to assure that allocations to the International Stock division do not exceed the maximum (see "Payment and Allocation of Premiums"), may be confirmed quarterly. Policy owners whose premiums are automatically remitted under certain payroll deduction plans do not receive individual confirmations of those premium payments from Metropolitan Life apart from that provided by their employers. An annual statement will also be sent to the Policy owner within thirty days after a Policy year summarizing all of the above transactions and deductions of charges occurring during that Policy year and setting forth the status of the death benefit, cash and cash surrender values, amounts in the investment divisions and Fixed Account, any policy loan and unpaid loan interest added to loan principal. The annual statement will also discuss the modified endowment contract status of a Policy (see "Premiums--Premium Limitations"). In addition, an owner will be sent semiannual reports containing financial statements for the Fund, as required by the 1940 Act.

                               STATE REGULATION

  Metropolitan Life is subject to regulation and supervision by the Insurance Department of the State of New York, which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the form of Policy has been filed with, and approved by, insurance officials in each jurisdiction where the Policies are sold. Metropolitan Life intends to satisfy the necessary requirements to sell the Policies in all fifty states and the District of Columbia as soon as possible.

  Metropolitan Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which is does business, for the purposes of determining solvency and compliance with local insurance laws and regulations. Such statements are available for public inspection at state insurance department offices.

                            REGISTRATION STATEMENT

  A registration statement under the Securities Act of 1933 has been filed with the Securities and Exchange Commission relating to the offering described in this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for additional information concerning the Separate Account, Metropolitan Life and the Policies. The additional information may be obtained at the Commission's main office in Washington, D.C., upon payment of the prescribed fees.

                                 LEGAL MATTERS

  The legality of the Policies described in this Prospectus has been passed upon by Christopher P. Nicholas, Associate General Counsel of Metropolitan Life. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised Metropolitan Life on certain matters relating to the federal securities laws.

                                    EXPERTS

  The financial statements included in this Prospectus have been audited by
        , independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon such opinions given upon the authority of such firm as experts in auditing and accounting.

  Actuarial matters included in this Prospectus have been examined by Joseph W.S. Yau, FSA, MAAA, Actuary of Metropolitan Life, as stated in his opinion filed as an exhibit to the registration statement.

                             FINANCIAL STATEMENTS

  The financial statements of Metropolitan Life included in this Prospectus should be considered only as bearing upon the ability of Metropolitan Life to meet its obligations under the Policies.

(To be added by amendment)

                            APPENDIX TO PROSPECTUS

                             OPTIONAL INCOME PLANS

  The insurance proceeds when the insured dies, or the cash surrender value payable on full surrender of a Policy or on the Final Date, instead of being paid in one lump sum, may be applied under one or more of the following income plans. Values under the income plans do not depend upon the investment experience of a separate account. The selection of an income plan can significantly affect the federal income tax consequences associated with the Policy proceeds. Owners and beneficiaries should consult with qualified tax advisers in this regard.

OPTION 1. Interest income

  The amount applied will earn interest which will be paid monthly. Withdrawals of at least $500 each may be made at any time by written request.

OPTION 2. Installment Income for a Stated Period

  Monthly installment payments will be made so that the amount applied, with interest, will be paid over the period chosen (from 1 to 30 years).

OPTION 2A. Installment Income of a Stated Amount

  Monthly installment payments of a chosen amount will be made until the entire amount applied, with interest, is paid.

OPTION 3. Single Life Income--Guaranteed Payment Period

  Monthly payments will be made during the lifetime of the payee with a chosen guaranteed payment period of 10, 15 or 20 years.

OPTION 3A. Single Life Income--Guaranteed Return

  Monthly payments will be made during the lifetime of the payee. If the payee dies before the total amount applied under this plan has been paid, the remainder will be paid in one sum as a death benefit.

OPTION 4. Joint and Survivor Life Income

  Monthly payments will be made jointly to two persons during their lifetime and will continue during the remaining lifetime of the survivor. A total payment period of 10 years is guaranteed.

  Other Frequencies and Plans. Instead of monthly payments, the owner may elect to have payments made quarterly, semiannually or annually. Other income plans may be arranged with Metropolitan Life's approval.

  Choice of Income Plans. See "Policy Benefits--Optional Income Plans" and "Policy Rights--Surrenders", regarding how optional income plans may be chosen. When an income plan starts, a separate contract will be issued describing the terms of the plan. Specimen contracts may be obtained from Metropolitan Life sales representatives, and reference should be made to these forms for further details.

  Limitations. If the payee is not a natural person, the choice of an income plan will be subject to Metropolitan Life's approval. A collateral assignment will modify a prior choice of income plan. The amount due the assignee will be payable in one sum and the balance will be applied under the income plan. A choice of an income plan will not become effective unless each payment under the plan would be at least $50. Income plan payments may not be assigned and, to the extent permitted by law, will not be subject to the claims of creditors.

  Income Plan Rates. Amounts applied under the interest income and installment income plans will earn interest at a rate set from time to time by Metropolitan Life but never less than 3% per year. Life income payments will be based on a rate set by Metropolitan Life and in effect on the date the amount to be applied becomes payable, but never less than the minimum payments guaranteed in the Policy. Such minimum guaranteed payments are based on certain assumed mortality rates and an interest rate of 3%.

                          OPTIONAL INSURANCE BENEFITS

  Optional insurance benefit riders may be attached to a Policy, subject to certain insurance underwriting requirements and the payment of additional premiums. The yearly renewable term rider is expected to be available on or about October 15, 1996. The riders are described in general terms below. Limitations and conditions are contained in the riders, and the description below is subject to the specific terms of the riders. A prospective purchaser may obtain a specimen Policy with riders (when available) from a Metropolitan Life sales representative. The duration, but not the amount, of rider benefits may depend on the investment experience of a separate account.

  Disability Waiver Benefit. This rider waives the monthly deduction (except the charge for mortality and expense risks) during the total disability of the insured if the insured is totally and continuously disabled for at least six months beginning prior to age 60. If the total disability continues without interruption to the Policy anniversary at age 65, it will be deemed permanent and all further monthly deductions will be waived as they fall due. If there has been an increase in the death benefit resulting from a request by the Policy owner and the Policy owner at the time of the increase did not request or did not qualify for this rider with respect to such increase, monthly deductions for charges related to such increase will continue to be made against the cash value of the Policy. This could result in the cash value being insufficient to cover the monthly deductions related to the increase. In such a case, the grace period and termination provisions of the Policy would apply only to such increase in death benefit. Since the monthly deduction with respect to the increase in the death benefit could reduce the cash value of the Policy to zero, it may be advantageous for the Policy owner, at the time of the total disability, to reduce the death benefit to that amount which is subject to this rider. This rider is available at issue only.

  Accidental Death Benefit. This rider provides additional insurance equal to an amount stated in the Policy if the insured dies from an accident prior to age 70. It also provides an additional amount equal to twice the stated amount if the insured dies from an accident occurring while the insured is a fare-paying passenger on a common carrier. This rider is available at issue only.

  Interim Term Insurance Benefit. This rider provides a term insurance benefit if any insured person dies on or after the date of this rider and before the Date of Policy. The single premium for this rider is due and payable on the date of this rider.

  Accelerated Death Benefit. This rider provides for payment of an accelerated death benefit during the lifetime of the insured if the insured is terminally ill. There is no charge for this rider. The payment under this rider may be taxable or may affect eligibility for benefits under state or federal law. Under some legislative proposals, the benefits under riders like this rider would be free of federal income tax. Counsel and other competent advisors should be consulted to determine the effect on an individual situation.

  Yearly Renewable Term. This rider provides annual renewable term coverage on the insured under the Policy to age 95. This rider is available at Policy issue only, although the amount of coverage under an existing rider may be decreased, or subject to evidence of insurability, increased at a later date. The amount of target premium under a Policy is not affected by the amount of term insurance coverage provided under this rider. Accordingly, the amount of the sales charge paid by the Owner may be less if coverage is purchased under this rider, rather than as part of the Policy. In addition, the amount of compensation paid by Metropolitan Life to the selling insurance agent or broker may be lower if coverage is purchased under this rider. On the other hand, the current cost of insurance rates are higher under this rider than they are under the Policy. These factors should be considered before allocating the insurance coverage between the Policy and this rider. The yearly renewable term rider generally is not available in connection with large groups.

                                  METFLEX

                         FLEXIBLE PREMIUM VARIABLE LIFE

   PROSPECTUSES FOR

   . FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

    ISSUED BY

                           METROPOLITAN LIFE INSURANCE
                                     COMPANY

   . METROPOLITAN SERIES FUND, INC.



                              FORM NO. (0596)

                           MLI-LD (5/96 EDITION)

                                    PART II

                       CONTENTS OF REGISTRATION STATEMENT

  This Registration Statement comprises the following papers and documents:

    The facing sheet.

    Cross-Reference Table.

    The Prospectus, consisting of 61 pages.

    Undertaking to File Reports as filed with the initial filing of this Registration Statement on January 22, 1993.

    Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933 as filed with the initial filing of this Registration Statement on January 22, 1993.

    Representation, Description and Undertaking pursuant to rule 6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940 as filed with Pre-Effective Amendment No. 1 to this Registration Statement on July 29, 1993.

    The signatures.

      Written Consents of the following persons:

      Joseph W.S. Yau (filed with Exhibit 6 below).

      Freedman, Levy, Kroll & Simonds as filed with the initial filing of this Registration Statement on January 22, 1993.

      Deloitte & Touche LLP++

  The following exhibits:

 1.A (1)  --Resolution of Board of Directors of Metropolitan Life effecting the
           establishment of Metropolitan Life Separate Account UL.....................    *
  (2)     --Not Applicable
  (3)     --(a)Not Applicable
          --(b)Form of Selected Broker Agreement......................................  ****
          --(c)Incorporated by reference from "Distribution of the Policies" in the
           Prospectus included herein.
  (4)     --Not Applicable
  (5)     --(a)Specimen Flexible Premium Variable Life Insurance Policy ..............  ****
          --(b)Form of riders for policy except for Accelerated Death Benefit rider,
           Zero Cost Loan rider and Yearly Renewable Term rider.......................  ****
          --(c)Endorsement for calculation of minimum death benefit using the Cash
           Value Accumulation test....................................................  *****
          --(d)Accelerated Death Benefit rider........................................   ++
          --(e)Yearly Renewable Term rider............................................   ++
  (6)     --(a)Charter and By-Laws of Metropolitan Life...............................    +
          --(b)Amendment to By-laws...................................................    +
  (7)     --Not Applicable
  (8)     --Not Applicable
  (9)     --Not Applicable
  (10)    --Application Form for Policy and Form of Receipt...........................  ****
 2.       --See Exhibit 1.A(5) above
 3.       --Opinion and consent of Counsel as to the legality of the securities being    ***
           registered.................................................................

 4.  --Not Applicable
 5.  --Not Applicable
 6.  --Opinion and consent of Joseph W.S. Yau, relating to the Policies, including representations required under the terms of an SEC exemptive order (File No.
      812-9452) permitting the deduction of a charge to compensate Metropolitan
      Life for the tax impact of deferral of acquisition costs...................   ++
 7.  --Not Applicable
 8.  --Powers of Attorney........................................................   **
 9.  --Method of Computing Exchange pursuant to Rule 6e-3(T)(b)(13)(v)(B) under the Investment Company Act of 1940 (not required because there will be no cash value adjustments)
10.  --Statement of Metropolitan Life pursuant to Rule 27d-2 under the Investment
      Company Act of 1940........................................................
11.  --Memoranda describing certain procedures filed pursuant to Rule 6e-          ****
      3(T)(b)(12)(iii)...........................................................
12.  --Election pursuant to Section 27(g)........................................  ***
27.  --Financial Data Schedule...................................................   ++

--------

    + Filed herewith.

   ++ To be filed by amendment.
    * Incorporated by reference to the initial filing of the Registration Statement of Separate Account UL (File No. 33-32813) on January 5, 1990.

   ** Powers of Attorney for signatories other than Theodossios Athanassiades, Harry P. Kamen, Stewart G. Nagler, Curtis H. Barnette, Hugh B. Price and Ruth J. Simmons were filed with the filing of Post-Effective Amendment No. 1 to the Registration Statement of Separate Account UL (File No. 33-32813) on March 1, 1991. Powers of Attorney for Theodossios Athanassiades and Harry P. Kamen were filed with the initial filing of this Registration Statement on January 22, 1993. A Power of Attorney for Stewart G. Nagler was filed with Pre-Effective Amendment No. 1 to this Registration Statement on July 29, 1993. A Power of Attorney for Curtis H. Barnette was filed with the filing of Post-Effective Amendment No. 3 to the Registration Statement of Separate Account UL (File No. 33-47927) on April 21, 1995. Powers of Attorney for Hugh B. Price and Ruth J. Simmons were filed with the filing of Pre-Effective Amendment No. 1 to the Registration Statement of Separate Account UL (File No. 33-91226) on September 8, 1995. The foregoing Powers of Attorney are incorporated by reference.
  *** Included in the initial filing of this Registration Statement on January
     22, 1993.
 **** Included in the filing of Pre-Effective Amendment No. 1 to this
     Registration Statement on July 29, 1993.
***** Included in the filing of Post-Effective Amendment No. 1 to this Registration Statement on March 31, 1994.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, METROPOLITAN LIFE INSURANCE COMPANY HAS DULY CAUSED THIS AMENDED REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, AND ITS SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, ALL IN THE CITY OF NEW YORK, STATE OF NEW YORK, THIS 29TH DAY OF FEBRUARY, 1996.

                                        Metropolitan Life Insurance Company
(Seal)

                                              /s/ Richard M. Blackwell
                                        By: ____________________________________
                                               RICHARD M. BLACKWELL, ESQ.
                                        Senior Vice-President & General Counsel

         /s/ Ruth Gluck
Attest: ___________________________

         RUTH GLUCK, ESQ.
          Assistant Secretary

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDED REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE IN THE CAPACITIES AND ON THE DATES INDICATED.

           SIGNATURE                         TITLE                   DATE

               *
--------------------------------      Chairman,
        (HARRY P. KAMEN)               President, Chief
                                       Executive Officer
                                       and Director
                                       (Principal
                                       Executive Officer)

               *
--------------------------------      Vice Chairman of
  (THEODOSSIOS ATHANASSIADES)          the Board, and
                                       Director

               *                      Senior Executive
--------------------------------       Vice-President and
      (STEWART G. NAGLER)              Chief Financial
                                       Officer (Principal
                                       Financial Officer)

               *                      Senior Vice-
--------------------------------       President and
     (FREDERICK P. HAUSER)             Controller
                                       (Principal
                                       Accounting
                                       Officer)

               *                      Director
--------------------------------
       CURTIS H. BARNETTE

               *                      Director
--------------------------------
       (JOAN GANZ COONEY)

  /s/ Christopher P. Nicholas                                 February 29, 1996

*By ____________________________
 CHRISTOPHER P. NICHOLAS, ESQ.
        Attorney-in-fact

           SIGNATURE                         TITLE                   DATE

               *                      Director
--------------------------------
      (JAMES R. HOUGHTON)

               *                      Director
--------------------------------
       (HELENE L. KAPLAN)

               *                      Director
--------------------------------
      (RICHARD J. MAHONEY)

               *                      Director
--------------------------------
       (ALLEN E. MURRAY)

               *                      Director
--------------------------------
     (JOHN J. PHELAN, JR.)

               *                      Director
--------------------------------
       (JOHN B.M. PLACE)

                                      Director
             *
--------------------------------

      (HUGH B. PRICE)

             *                        Director
--------------------------------

   (ROBERT G. SCHWARTZ)

             *                        Director
--------------------------------

  (RUTH J. SIMMONS, PH.D)

               *                      Director
--------------------------------
      (WILLIAM S. SNEATH)

               *                      Director
--------------------------------
       (JOHN R. STAFFORD)

  /s/ Christopher P. Nicholas

*By_____________________________
 CHRISTOPHER P. NICHOLAS, ESQ.

                                                              February 29, 1996
        Attorney-in-fact

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, METROPOLITAN LIFE SEPARATE ACCOUNT UL, HAS DULY CAUSED THIS AMENDED REGISTRATION STATEMENT TO BE SIGNED, ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, AND ITS SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, ALL IN THE CITY OF NEW YORK, STATE OF NEW YORK THIS 29TH DAY OF FEBRUARY, 1996.

                                    Metropolitan Life Separate Account UL
                                      (Registrant)

                                    By: Metropolitan Life Insurance Company
                                      (Depositor)

(Seal)

                                    By:_____________________________________

                                         /s/ Richard M. Blackwell

                                           RICHARD M. BLACKWELL, ESQ.
                                       Senior Vice-President and General
                                                    Counsel

Attest:_____________________________

        /s/ Ruth Gluck

       RUTH GLUCK, ESQ.
        Assistant Secretary